                        ANNUAL REPORT | December 31, 2001

                       The Strong Growth and Income Funds

                                  [PHOTO HERE]

                  Strong Balanced Fund
            Strong Balanced Stock Fund
           Strong Dividend Income Fund
                    Strong Energy Fund
           Strong Multi Cap Value Fund
                 Strong Blue Chip Fund
         Strong Growth and Income Fund

                                                       [STRONG LOGO HERE]

                        ANNUAL REPORT | December 31, 2001

                       The Strong Growth and Income Funds



                               Table of Contents

Investment Reviews

    Strong Balanced Fund ................................................     2

    Strong Balanced Stock Fund ..........................................     4

    Strong Dividend Income Fund .........................................     6

    Strong Energy Fund ..................................................     8

    Strong Multi Cap Value Fund .........................................    10

    Strong Blue Chip Fund ...............................................    12

    Strong Growth and Income Fund .......................................    14

Shareholder Meeting Results .............................................    16


Financial Information

    Schedules of Investments in Securities

        Strong Balanced Fund ............................................    18

        Strong Balanced Stock Fund ......................................    22

        Strong Dividend Income Fund .....................................    24

        Strong Energy Fund ..............................................    26

        Strong Multi Cap Value Fund .....................................    27

        Strong Blue Chip Fund ...........................................    29

        Strong Growth and Income Fund ...................................    30

    Statements of Assets and Liabilities ................................    33

    Statements of Operations ............................................    36

    Statements of Changes in Net Assets .................................    39

    Notes to Financial Statements .......................................    42


Financial Highlights ....................................................    52


Report of Independent Accountants .......................................    56


Directors and Officers ..................................................    57

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO]

Market Update -- January 1 to December 31, 2001

This coming August will mark 20 years of incredible economic expansion for the United States. While the good times have not been entirely free of bumps (these last two years especially have had their share of trying moments), since 1982 we have experienced a period of prosperity nearly unparalleled in human history.

The wealth created during this two-decade BOOM goes far beyond what any of us could have imagined. During this time, the Dow Jones Industrial Average, an indicator of our economic health, moved from 800 to 10,000 - an astonishing 1300% increase!

The rapid rate of change we witnessed in the last 20 years, led by technological advances that transformed the way we live, has become the norm. We take for granted cell phones that always keep us in touch, laptops with DVD players that allow us to watch classic movies while we wait for connections at the airport, and MP3 players that let us carry decades of digitized music in our pocket. Dick Tracy's old decoder watch, which many of us dreamed about as kids, seems like an antique by comparison.

We've come to take for granted technological change and its inevitable financial benefits. We seem to assume, that as Americans, it's our birthright. Many of us believe that once we get past this current bump in the economic road, things will return to the state of ever-expanding opportunity that we've all come to expect. Sounds great, doesn't it? As a student of economic history, I believe that we should question that theory.

As it's often said, " We live in interesting times." There is ample reason for optimism and hope. But there are also storm clouds on the horizon -- a war against terrorism, the disaster that is Enron, continued economic depression in Japan, and the bankruptcy of an American institution called K-Mart. All in all, it's a good time for reflection.

In the spring of 2000, a representative group of Americans was asked what sort of stock market returns they expected for the next five years. In the midst of enjoying the heady stock market of the 1990s, the average answer was a return of more than 20%. That, they figured, would be the norm. I was a little shocked, but hardly surprised. Things had been so good for so long that the average investor had lost touch with historical reality.


                                                      continued on next page

                              Annual Returns S&P 500

   -------------------------------------------------------------------
    Year          S&P 500 Returns       Year         S&P 500 Returns
   -------------------------------------------------------------------

    1926               11.62%           1964             16.48%
    1927               37.49%           1965             12.45%
    1928               43.61%           1966            -10.06%
    1929               -8.42%           1967             23.98%
    1930              -24.90%           1968             11.06%
    1931              -43.34%           1969             -8.50%
    1932               -8.19%           1970              4.01%
    1933               53.99%           1971             14.31%
    1934               -1.44%           1972             18.98%
    1935               47.67%           1973            -14.66%
    1936               33.92%           1974            -26.47%
    1937              -35.03%           1975             37.20%
    1938               31.12%           1976             23.84%
    1939               -0.41%           1977             -7.18%
    1940               -9.78%           1978              6.56%
    1941              -11.59%           1979             18.44%
    1942               20.34%           1980             32.42%
    1943               25.90%           1981             -4.91%
    1944               19.75%           1982             21.41%
    1945               36.44%           1983             22.51%
    1946               -8.07%           1984              6.27%
    1947                5.71%           1985             32.16%
    1948                5.50%           1986             18.47%
    1949               18.79%           1987              5.23%
    1950               31.71%           1988             16.81%
    1951               24.02%           1989             31.49%
    1952               18.37%           1990             -3.17%
    1953               -0.99%           1991             30.55%
    1954               52.62%           1992              7.67%
    1955               31.56%           1993              9.99%
    1956                6.56%           1994              1.31%
    1957              -10.78%           1995             37.43%
    1958               43.36%           1996             23.07%
    1959               11.96%           1997             33.36%
    1960                0.05%           1998             28.58%
    1961               26.89%           1999             21.04%
    1962               -8.73%           2000             -9.11%
    1963               22.80%           2001            -11.88%


                      ANNUALIZED COMPOUNDED RATE OF RETURN
                                     10.70%

Performance is historical and does not represent future results. This chart is for illustrative purposes only and does not represent the performance of any specific investment. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Source: International Strategy & Investment Portfolio Strategy Report

The table to the left, which traces the annual returns of the stock market since 1926, is a sobering snapshot of reality.

Please take a moment to study this table. What it shows, indisputably, is that since 1926, the stock market has generated an annualized compounded rate of return of 10.7%. There is a lot of distance -- and a lot of dollars -- between that number and the 20% plus number that those investors were dreaming about.

A 10.7% annualized compounded return over almost 75 years is remarkable. That chart demonstrates what great capacity for growth we've had in the United States, and imagine what great opportunities may be available in the 21st century.

What you need in order to share in the good economic times to come is a proper appreciation for time and its effect on saving and investing. Time is your greatest ally. Time -- and patience.

We should all believe in the lessons of history. Those who learn from and practice the lessons of the past have a distinct advantage in reaching their financial goals.

I've been a professional investor for 35 years, and a student of history for longer than that. The lessons I've learned about human behavior and investing have helped me immeasurably. It's my hope that the following lessons I've learned over time will help you as well:

  1. Historical returns for the stock market have been 10.7%. It's not reasonable to continue to expect the 20% plus returns we experienced in the 1990s. Investors should expect returns that are closer to normal -- a "reversion to the mean."

  2. Like the Bible says, seven good years are usually followed by seven lean ones. Trying to figure out the exact moment when the good markets end and the bad ones begin is a difficult exercise. A balanced portfolio is best. For many investors, a balanced portfolio of half stocks and half bonds may be appropriate.

3. During the 100 years of the 20th century, nearly half of the stock market's returns came in the form of dividends, not appreciation. I think dividends will regain their importance in the years ahead.

4. After 20 years of mostly boom times, stock valuations are historically very high. Contrary to what we may have heard, VALUATIONS MATTER!

5. Steer clear of fancy sales pitches about investments. If it sounds too good to be true, it probably is. Let common sense rule the day.

6. Now, like never before, YOU are responsible for your own financial future (401(k) plans, IRAs, Keoghs, etc.). We all need to establish sensible goals and formulate a plan to reach them. Then stick to it!

The events of September 11 have demonstrated just how fragile the world really is. Coming on the heels of a couple of rocky years in the stock market, our tolerance for risk is way down. But there are always opportunities. At the moment, for investors with a greater risk tolerance, I think that small- and mid-cap stocks look quite attractive.

Here at Strong, we have dedicated professionals to help you set your goals, build an investment portfolio, and manage it. Please contact us should you need information or advice.

                                                                 /s/ Dick

Strong Balanced Fund
--------------------------------------------------------------------------------

A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Balanced Fund seeks high total return consistent with reasonable risk over the long term. The Fund invests in a combination of stocks, bonds, and cash. Under normal conditions, about 60% of assets will be invested in stocks, 35% in bonds (all of which may be high-yield or junk bonds), and 5% in cash. The Fund's bond portfolio consists primarily of intermediate-term corporate bonds of higher-, medium-, and lower-quality. The managers focus primarily on high-yield bonds with positive or improving credit fundamentals. The Fund's managers attempt to strike a balance between an investment's growth and income prospects, and its potential risks. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                     Growth of an Assumed $10,000 Investment
                            From 12-30-81 to 12-31-01

                                     [GRAPH]

               The Strong Balanced Fund    S&P 500 Index*       Lipper Flexible Portfolio Funds Average*
Dec 81                   $ 10,000             $ 10,000             $ 10,000
Dec 82                   $ 13,320             $ 12,155             $ 13,351
Dec 83                   $ 19,344             $ 14,896             $ 15,678
Dec 84                   $ 21,234             $ 15,831             $ 16,263
Dec 85                   $ 25,346             $ 20,854             $ 20,439
Dec 86                   $ 29,819             $ 24,747             $ 23,593
Dec 87                   $ 29,734             $ 26,046             $ 24,662
Dec 88                   $ 32,467             $ 30,360             $ 27,198
Dec 89                   $ 36,104             $ 39,963             $ 32,181
Dec 90                   $ 37,107             $ 38,721             $ 32,094
Dec 91                   $ 44,393             $ 50,492             $ 40,523
Dec 92                   $ 45,824             $ 54,334             $ 43,914
Dec 93                   $ 52,469             $ 59,798             $ 48,950
Dec 94                   $ 51,679             $ 60,584             $ 48,010
Dec 95                   $ 63,028             $ 83,324             $ 60,243
Dec 96                   $ 69,617             $102,443             $ 68,532
Dec 97                   $ 81,219             $136,608             $ 81,506
Dec 98                   $ 98,558             $175,645             $ 93,538
Dec 99                   $113,836             $212,601             $105,939
Dec 00                   $106,599             $193,263             $106,907
Dec 01                   $ 94,843             $170,310             $100,276

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The bear market of 2001 certainly took its toll on the Fund's performance for the year. The Fund's relative performance was hurt during the first calendar quarter, as the defensive posture we had adopted did not prepare us for the Federal Reserve's surprisingly aggressive rate cuts early in the year. The balance of the year's performance was, however, more in line with the market's. The Fund's significant fixed-income component helped to ease the impact of the stock market's volatility.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: If there was something that could go wrong for the economy and the markets during 2001, it did. Many factors drove market volatility. The Federal Reserve embarked on a very aggressive campaign to stimulate economic growth by lowering rates 475 basis points throughout the year. With each move to lower rates, investors continued to anticipate an end to the decline in corporate profits but were disappointed each time as recovery proved elusive for the balance of the year.

     While the recession was mild from a GDP perspective, it was the worst on record with respect to corporate earnings. The primary cause for this economic downturn has been the collapse of business investment, primarily in technology, which occurred after years of unsustainable growth. This is quite different from the normal economic downturn that is led by declining consumer spending. The normal framework that the markets use to decipher the business cycle did not apply in this downturn, and thus could have added to market volatility. Corporate profits ended the year down close to 30%.

   The tragic events of September 11 basically put a halt to most business activity for a period of time. The Federal Reserve continued on its easing policy immediately upon the reopening of the markets. At their opening, the markets reacted in typical fashion to such a shock -- with an immediate but short-lived selloff. That appears to have set a bottom in the markets, with an impressive rebound taking hold since late September.

   Despite the rebound, the war in Afghanistan that followed the attacks also fostered volatility, with markets rising and falling with each major development. Threats of anthrax poisoning created further uncertainty as it forced the closing of government offices and buildings. In other parts of the world, we had the near-economic collapse of Argentina to stir things up. The end of the year also witnessed one of the largest corporate bankruptcies in history as the Enron Corporation declared Chapter 11. These and many other high-profile events served to derail the economy and the stock market throughout the year.

Q: What investment strategies and techniques impacted your Fund's performance?

A: Our focus continues to be on the stocks of large-capitalization, high-quality companies that display an ability to show superior relative earnings growth. It was, to say the least, a difficult year in which to find areas of our universe of stocks that were showing earnings growth.

   There were, however, areas of investment success. Basic materials and industrial stocks, such as portfolio holding Dow Chemical, have in recent years been forced to cut capacity and realign their costs. During the year Dow closed on its purchase of Union Carbide, strengthening its position within the chemical industry and positioning it for greater profitability. We bought the company at a reasonable valuation, and the stock pays a significant dividend yield that compensates us as we wait for the coming economic recovery. Other positive areas during the year included retail and semiconductors.

Q: What is your future outlook?

A: The stock market and economy appear to be poised for recovery as we head into 2002, and we believe the markets may have reached a positive inflection point. Still, there are concerns, particularly regarding high valuations that may limit appreciation potential. We continue to focus on a diversified, high-quality universe of companies that we feel may show superior financial results during the pending recovery and growth period.

   Thank you for your investment in the Strong Balanced Fund.

   Rimas M. Milaitis
   Portfolio Co-Manager

   Jeffrey A. Koch
   Portfolio Co-Manager

   Bradley C. Tank
   Portolio Co-Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 As of 12-31-01

                               1-year        -11.03%

                               3-year         -1.27%

                               5-year          6.38%

                              10-year          7.89%

                 Since Fund Inception         11.91%
                           (12-30-81)

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Funds Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Balanced Stock Fund

--------------------------------------------------------------------------------

Effective March 12, 2001, the Fund's name changed from Strong Schafer Balanced Fund. Effective September 24, 2001, Robert J. Costomiris and Bradley Doyle became the Porfolio Managers. A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

Your Fund's Approach

The Balanced Stock Fund seeks total return by investing for both income and capital growth. Under normal market conditions, the Fund will invest about 60% of its assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of medium- and large-capitalization companies. The portfolio manager generally seeks stocks of companies that have above-average projected earnings growth, and whose stock has a lower price/earnings ratio than that of the Standard & Poor's 500 Index. The manager believes these value-oriented stocks have the potential to increase in price. The Fund invests roughly similar amounts of its assets in each stock in the portfolio.

The remaining assets of the Fund are invested in short- and intermediate-term, higher- and medium-quality bonds. Bonds are purchased to generate income and to help offset the volatility that stock investments usually experience. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-97 to 12-31-01

                                    [GRAPH]

            The Strong Balanced Stock Fund   S&P 500 Index*       Lipper Balanced Funds Index*
   Dec-97                $10,000                 $10,000                     $10,000
   Mar-98                $10,431                 $11,394                     $10,791
   Jun-98                $10,431                 $11,770                     $10,955
   Sep-98                $ 9,233                 $10,601                     $10,321
   Dec-98                $10,321                 $12,858                     $11,509
   Mar-99                $11,013                 $13,498                     $11,693
   Jun-99                $11,829                 $14,449                     $12,219
   Sep-99                $10,624                 $13,548                     $11,713
   Dec-99                $10,845                 $15,563                     $12,542
   Mar-00                $11,156                 $15,919                     $12,915
   Jun-00                $10,824                 $15,497                     $12,760
   Sep-00                $11,535                 $15,347                     $13,013
   Dec-00                $11,832                 $14,147                     $12,841
   Mar-01                $11,715                 $12,471                     $12,198
   Jun-01                $12,019                 $13,200                     $12,626
   Sep-01                $11,228                 $11,264                     $11,669
   Dec-01                $11,921                 $12,467                     $12,426

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q: How did your Fund perform?

A: The Fund posted a modest positive gain for the year, despite overall weakness in the markets. In addition, the Fund outperformed on a relative basis handily beating its peer benchmark, the Lipper Balanced Funds Index, which posted a negative return for the year. Value stocks continued to outperform growth stocks, much to the Fund s benefit. Despite volatile market conditions, the Fund managed to cushion the extremes due to its balance of stocks and bonds. As the Federal Reserve's 11 interest-rate cuts began to take hold, the Fund capitalized on the opportunity by investing a higher percentage of assets into equity securities during the fourth quarter.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The S&P 500 continued its downward trend in 2001, posting back-to-back down years for the first time since 1973 and 1974. The markets began the year on a positive note after the Federal Reserve surprised the market with an inter-meeting interest rate cut. This initial cut was followed by ten more that demonstrated the Fed's willingness to combat difficult economic conditions. Despite the Fed's easing, the market had difficulty sustaining rallies as high stock valuations coupled with lowered earnings prospects made stocks less attractive. In contrast, bonds performed relatively well as investors sought safe haven from economic uncertainty in Treasury securities.

Clearly the most significant event of 2001 was the tragic terrorist attacks on America on September 11. Although the nation was already in a recession, the attacks worsened the economic downturn and added to market uncertainty. The markets plunged when they reopened, and reached their lows at the end of September. But just as quickly as the markets declined, they also bounced back as investors anticipated that the economy would pull out of the recession in 2002. In the end, the markets' year-end levels were higher than those immediately before the attack.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's positive performance was due both to sector weightings and stock selection. For the year, we overweighted consumer cyclical stocks, which proved to be the best-performing sector of the S&P 500. In contrast, the Fund underweighted technology stocks for most of the year, and it was one of the worst-performing sectors.

     These sector allocations were the result of individual stock selection, driven by our valuation discipline. Our valuation criteria dictated that we avoid many high-priced technology stocks, and pointed us instead to attractively valued consumer stocks, particularly during the first half of the year. As the year progressed, many beaten-down technology stocks became attractive, and in time we shifted from underweighting technology to overweighting it. We also shifted out of consumer cyclical stocks late in the year--once their strong performance had made them too expensive. The Fund has also increased its exposure to financial stocks, in particular the brokerage stocks that we believe will greatly benefit from a market rally. The stocks that contributed most to the Fund's return were Lafarge, Office Depot, Canadian National Railway, and Family Dollar Stores.

     The Fund shifted its weighting toward equity securities in the fourth quarter to take advantage of the stock-market rally. The bond portion of the portfolio had, however, proved its importance by helping to offset market volatility earlier in the year, while generating positive interest income.

Q:   What is your future outlook?

A: We are cautiously optimistic as we enter 2002. On the one hand, many factors suggest a difficult year for stocks. In particular, stock valuations continue to be high in comparison with historical norms. The consumer savings rate is at a record low, while consumer debt is high; these two factors together could hamper consumer demand. At the same time, low interest rates, benign inflation, and low energy prices suggest stocks should enjoy a positive year. Given these competing factors, we believe the markets will remain volatile for much of the year--and such an environment favors our emphasis on careful stock election.

     We appreciate your investment in the Strong Balanced Stock Fund.

     Robert J. Costomiris
     Portfolio Co-Manager

     Bradley Doyle
     Portfolio Co-Manager
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 As of 12-31-01


                                1-year     0.75%

                                3-year     4.92%

                  Since Fund Inception     4.49%
                            (12-31-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper Index data is Lipper Inc.

Strong Dividend Income Fund

--------------------------------------------------------------------------------

Effective December 14, 2001, the Fund's name changed from Strong American Utilities Fund. A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Dividend Income Fund invests, under normal conditions, at least 80% of its total assets in large capitalization, dividend-paying, common stocks. Consequently, a substantial portion of the Fund's total return may come from dividend income. To select investments for the Fund, the manager focuses on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently, but offer prospects for capital growth and future dividend payments. The manager specifically looks for companies with good future prospects and whose current stock prices are undervalued relative to the general market (for example, based on earnings, cash flow, or asset value), the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends. To a limited extent, the Fund may also invest in foreign securities. While the Fund will not concentrate its investments in any single industry, it may invest a substantial portion of its assets in the public utility sector for a limited period of time.

--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 7-1-93 to 12-31-01

                                     [GRAPH]

        The Strong Dividend Income Fund   S&P 500 Index *   Lipper Utility Funds Index*
Jun 93               $10,000                 $10,000                 $10,000
Dec 93               $10,450                 $10,495                 $10,167
Jun 94               $10,020                 $10,140                 $ 9,149
Dec 94               $10,178                 $10,633                 $ 9,223
Jun 95               $11,557                 $12,780                 $10,266
Dec 95               $13,939                 $14,624                 $11,724
Jun 96               $14,407                 $16,100                 $12,103
Dec 96               $15,106                 $17,980                 $12,817
Jun 97               $16,509                 $21,684                 $13,820
Dec 97               $19,270                 $23,976                 $16,113
Jun 98               $20,277                 $28,220                 $17,438
Dec 98               $23,190                 $30,828                 $19,077
Jun 99               $24,546                 $34,644                 $20,370
Dec 99               $23,326                 $37,314                 $21,850
Jun 00               $24,549                 $37,157                 $22,208
Dec 00               $29,699                 $33,920                 $23,723
Jun 01               $28,527                 $31,650                 $21,443
Dec 01               $26,373                 $29,891                 $18,659

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: For the year, the Fund outperformed the S&P 500 Index. Although the Fund declined after the September 11 terrorist attacks, the decline was less than the single-digit portfolio declines in January and June. The year ended on a constructive note as the Fund produced a positive total return in December. This year the Fund once again demonstrated the benefits of owning selected utilities in a period of market turbulence.

Q: What market conditions, market events and other factors impacted your Fund's performance?

A: The year began with California's problems with high electric prices, brought on by supply shortages stemming from a flawed deregulatory plan. These problems plus the bankruptcy of one of the state's major utilities had a negative impact on investor sentiment toward utilities in other states out of the fear that California's troubles could spread. In fact, this did not occur.

     The economic slowdown resulted in reduced industrial energy consumption which, together with mild weather, combined to produce a decline in electric and gas prices accompanied by a significant build up of gas in storage. Oil prices were weakening prior to the terrorist attack, but the reduction in auto and air travel after the attack further reduced demand for oil products.

     The Enron debacle adversely affected shares of companies that produce, market, and trade electricity and natural gas, including companies in the portfolio that stand to benefit from Enron's elimination as a competitor. In addition, Moody's debt rating service changed its credit standards. This forced a number of companies, including some portfolio holdings, to restructure their finances and raise additional equity by selling common stock in an unfavorable market.

     Eleven interest rate cuts by the Federal Reserve have yet to benefit electric utility stocks, which historically have responded well to declining interest rates. Despite the difficult economic climate, electric and gas utilities and energy companies in the portfolio have improved their earnings and compounded value. Fundamental demand for gas and electricity continued to grow, while companies continued to implement sweeping cost-reduction programs.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Throughout the year, electric utilities were the largest sector of the portfolio. As the year progressed, our investment in electrics increased from approximately 41% of assets to 47%. Our allocation to gas utilities fell correspondingly, from about 21% of assets to about 16%. Our weightings in telecommunications and energy were nearly unchanged from the beginning of the year through early December.

     It is noteworthy that our position in Enron had been reduced greatly in 2000 and still further throughout this year. The Fund's exposure to this company was immaterial as of June 30. Despite the company's recent dramatic failure, Enron was a source of substantial gains for the Fund during the multi-year period we held and traded it.

     After a shareholder vote on December 7, the Fund was renamed and our emphasis shifted from that of a utilities sector fund to that of a large-capitalization value fund with an emphasis on dividend income. We have begun the process of selling down existing holdings of utilities and energy stocks in order to make room for companies included in the Russell 1000 Value Index, our new performance benchmark.

Q:   What is your future outlook?

A: The current economic climate is characterized by low industrial operating capacity utilization, rising unemployment, and low inflation enhanced by declining oil prices. The yield on long Treasuries was 5.40% in December. Economic growth may well be moderate and inflation subdued for the foreseeable future.

     Over the past 75 years, 42% of the total return from common stocks has come from dividends. The Fund's focus on large-capitalization, reasonably valued companies -- for the most part those that pay dividends -- affords the opportunity to achieve competitive total returns for the Fund's shareholders.

     We thank you for your continued confidence in the Strong Dividend Income Fund.

     William H. Reaves
     Portfolio Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS/1/

                                 As of 12-31-01

                                1-year     -11.20%

                                3-year       4.38%

                                5-year      11.79%

                  Since Fund Inception      12.09%
                              (7-1-93)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Strong Dividend Income Fund prior to 12-8-01 is based on the Fund's previous investment strategy where the Fund was managed as a non-diversified utilities fund.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Energy Fund

--------------------------------------------------------------------------------

Effective March 1, 2001, the Fund's name changed from Strong Limited Resources Fund. A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Energy Fund seeks total return by investing for capital growth and income. It invests, under normal conditions, primarily in the stocks of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. To a limited extent, the Fund may invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 9-30-97 to 12-31-01

                                    [GRAPH]

               The Strong                               Lipper Natural Resources
               Energy Fund         S&P 500 Index*              Funds Index*
Sep 1997         $10,000              $10,000                    $10,000
Dec 1997         $ 9,306              $10,287                    $ 9,265
Mar 1998         $ 9,516              $11,721                    $ 9,615
Jun 1998         $ 8,626              $12,108                    $ 8,989
Sep 1998         $ 7,475              $10,906                    $ 7,532
Dec 1998         $ 7,275              $13,227                    $ 7,123
Mar 1999         $ 7,635              $13,885                    $ 7,777
Jun 1999         $ 8,988              $14,864                    $ 9,234
Sep 1999         $ 8,878              $13,937                    $ 9,328
Dec 1999         $ 8,697              $16,010                    $ 9,511
Mar 2000         $10,010              $16,376                    $10,634
Jun 2000         $10,381              $15,942                    $11,040
Sep 2000         $11,503              $15,788                    $11,831
Dec 2000         $12,505              $14,553                    $12,290
Mar 2001         $11,964              $12,829                    $11,684
Jun 2001         $11,753              $13,579                    $11,339
Sep 2001         $ 9,338              $11,587                    $ 9,581
Dec 2001         $10,841              $12,825                    $10,744

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Fund underperformed the broader market during the past year, a difficult period for energy stocks. We slightly underperformed our average peer over the same period. After outperforming the broader market in the first half of the year, we encountered extreme volatility in the third quarter, punctuated by the events of September 11 and their aftermath.

     Shortly after the attacks, oil prices and the Fund's share price rose in anticipation of a disruption in the supply of oil from the Mideast. When that did not transpire, the Fund, as well as the market, fell precipitously in late September in expectation of a sharp recession. Since then, energy stocks and the broader market have rallied, as the market now anticipates economic recovery in 2002.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Throughout the summer the market was factoring a moderate recession into stock prices -- one in which capital spending declined sharply, but consumer and housing expenditures held steady. The terrorist attacks changed this view, however, with concerns turning toward a more severe recession. The market fell sharply in September, as did energy stocks, as investors anticipated a sharp fall in consumer demand for products and energy. The Fund declined sharply in September, and then recovered to some degree later in the year, as prices for crude oil and natural gas fell from their midyear highs.

     A number of energy pipeline utilities and gas producers were hurt by the startling collapse of Enron. While the monetary impact in these other companies was minor, these stocks declined in the exhaust stream Enron left trailing behind.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The decline in energy stocks since midyear has mirrored the reduction in demand for energy products during this worldwide recession. One sector of the Fund that is the most conservative -- and which helped our performance this year -- is the major oil companies. These firms have diversified operations, strong balance sheets, and above-market yields. Another area that is typically more defensive -- and where we have a significant weighting -- is natural-gas pipelines and utilities, although these were hurt late in the year by Enron's fall and bankruptcy and the negative sentiment emanating from that event.

     In addition, all investments relating to natural gas were hurt by the sharp decline in the commodity's price during the summer. Industrial and commercial demand fell because of the recession, and storage refills grew at a fast pace. These conditions particularly hurt our holdings in oil service and exploration.

Q:   What is your future outlook?

A: Our outlook is moderately positive. We believe stock prices already have factored in a V-shaped recession and recovery, beginning in the second quarter of 2002. We also believe that energy stocks will outperform the general market as demand for oil and natural gas recovers. As demand for oil and natural gas improves, we will be reminded that future supplies of these commodities are still constrained.

Q:   Why are you so bullish on the energy area?

A: In more than 20 years in the energy investment arena, we have experienced periods when energy stocks held center stage only briefly. In contrast, we are now convinced that we are in an environment that is comparable with the period in the 1970s, when energy stocks represented the largest and best-performing component of the market. We believe oil and natural gas will again be in tight supply worldwide when world economies resume growth. We feel major investments need to be made in new producing fields, pipelines, tankers, and other facilities. As capital flows into this area, we believe energy companies will create real value relative to the rest of the stock market.

     We thank you for your confidence and for your investment in the Strong Energy Fund.

     Mark A. Baskir
     Portfolio Manager
--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 12-31-01

                                1-year              -13.30%

                                3-year               14.22%

                  Since Fund Inception                1.92%
                             (9-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     The Strong Energy Fund concentrates its assets in energy companies. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index is Lipper Inc.

Strong Multi Cap Value Fund
--------------------------------------------------------------------------------

The Strong Multi Cap Value Fund's fiscal year-end changed to December 31. A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

-------------------------------------------------------------------------------

Your Funds Approach

The Strong Multi Cap Value Fund seeks long-term capital growth and current income is a secondary objective. It invests primarily in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

-------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-22-85 to 12-31-01

                                    [GRAPH]

        The Strong Multi Cap Value Fund     S&P 500 Index*     Lipper Multi-Cap Value Funds Index*
 Sep 85             $10,000                    $ 10,000                   $10,000
 Dec 85             $10,365                    $ 11,353                   $10,971
 Dec 86             $11,408                    $ 13,473                   $12,691
 Dec 87             $11,362                    $ 14,180                   $13,459
 Dec 88             $13,406                    $ 16,529                   $15,897
 Dec 89             $17,435                    $ 21,757                   $19,271
 Dec 90             $15,679                    $ 21,080                   $17,971
 Dec 91             $22,095                    $ 27,489                   $22,808
 Dec 92             $26,220                    $ 29,580                   $25,377
 Dec 93             $32,507                    $ 32,555                   $28,861
 Dec 94             $31,117                    $ 32,983                   $28,893
 Dec 95             $41,743                    $ 45,363                   $37,853
 Dec 96             $51,413                    $ 55,772                   $45,798
 Dec 97             $66,480                    $ 74,372                   $58,122
 Dec 98             $62,074                    $ 95,624                   $61,915
 Dec 99             $51,910                    $115,744                   $65,292
 Dec 00             $53,772                    $105,216                   $71,912
 Dec 01             $55,661                    $ 92,720                   $72,844

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal values vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Fund posted positive results in a challenging year. The Fund's performance compared favorably with that of the S&P 500, which posted a double-digit loss for the year. Value stocks, particularly in the small-cap range, continued to be in vogue.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: After the tech stock collapse of 2000, investors began the year 2001 with a sense of change and aspirations accompanying the new presidential administration. In the end, corporate earnings were simply too weak to push most stocks up during 2001, despite 11 interest rate cuts from the Federal Reserve and economic stimulus measures passed by Congress. Any hope during the summer that broad corporate performance might improve before year-end was dashed on September 11 by the terrorist attacks on the United States.

     In particular, the price of crude oil fell sharply after the attack, as oil demand declined along with the slowdown in the global economy. Natural gas prices also declined during 2001, caused by the economic recession and by an unfavorable weather pattern -- a relatively cool summer followed by a mild early winter.

     After initially selling off, U.S. equity markets have rebounded back above their pre-attack levels, and there is currently evidence to suggest that the U.S. economy is shifting from recession to recovery.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: While a change in portfolio management sometimes leads to quick and dramatic portfolio restructuring, it was our strategy to continue to stick with most of the winners that were performing in late 2000 and gradually work ourselves into more attractively valued stocks. This gradual strategy worked well, as many of the stocks that were performing well late last year continued to contribute during 2001. An increase in our allocation to small-and medium-size companies also helped performance.

     While we are generally pleased with the Fund's overall return, our performance was hurt by pharmaceutical, telecom, and energy holdings.

Q:   What is your future outlook?

A: The American reaction following September 11 showed the world what this country is truly all about. Americans come together when our freedom and way of life is threatened. America has refocused on principles and values because these are the bedrock of our society.

     We believe that this refocus extends to investment behavior. Capital is flowing to companies that have real businesses and a focus on generating profits and shareholder value. This bodes extremely well for value investing, and we continue to believe that we are still in the early stages of a multi-year period where value stocks outperform growth stocks. We also believe that small-cap stocks will continue to outperform large-cap stocks over the next several years.

     Stock leadership is unlikely to come from technology stocks. We believe it will come instead from formerly neglected sectors that have fundamentally improved their supply/demand profile, including basic materials and commodity-related areas such as precious and industrial metals and selected industrial manufacturers and suppliers.

     Energy was the largest weighting in the Fund in the second half of the year, but it contributed little to performance. As the economy recovers, energy demand should be strong, and we believe there are many factors pointing to potentially exciting performance from our energy stocks in 2002.

     We remain cautious on the outlook for the overall equity market, however. We don't believe that economies swing from bubbles to bust to recovery so quickly without major restructuring and changes in behavior. It will and should take time.

     We thank you for your interest in the Strong Multi Cap Value Fund.

     I. Charles Rinaldi
     Portfolio Manager


--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 As of 12-31-01

                                1-year      3.51%

                                3-year     -3.57%

                                5-year      1.60%

                               10-year      9.68%

                  Since Fund Inception     11.18%
                            (10-22-85)


Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Blue Chip Fund

Effective May 1, 2001, the Fund's name changed from the Strong Blue Chip 100 Fund. A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Blue Chip Fund seeks total return by investing for capital growth and income. It invests, under normal conditions, 80% of its assets in well-known, established, large-capitalization companies. These blue chip stocks generally tend to pay higher dividends than medium- and small- capitalization stocks. The Fund's manager focuses on those companies believed to offer greater return potential. To a limited extent, the Fund may also invest in dollar-denominated foreign securities.

--------------------------------------------------------------------------------

                   The Strong                           Lipper Large-Cap Core
                 Blue Chip Fund      S&P 500 Index*          Funds Index*
 Jun 97             $10,000             $10,000                $10,000
 Sep 97             $10,750             $10,749                $10,768
 Dec 97             $10,872             $11,057                $10,973
 Mar 98             $12,406             $12,599                $12,453
 Jun 98             $13,233             $13,015                $12,952
 Sep 98             $12,257             $11,722                $11,467
 Dec 98             $15,647             $14,217                $13,928
 Mar 99             $17,342             $14,925                $14,532
 Jun 99             $17,634             $15,977                $15,336
 Sep 99             $16,989             $14,980                $14,335
 Dec 99             $21,730             $17,208                $16,623
 Mar 00             $23,758             $17,602                $17,332
 Jun 00             $22,800             $17,136                $16,937
 Sep 00             $22,426             $16,970                $16,875
 Dec 00             $17,695             $15,643                $15,398
 Mar 01             $14,693             $13,790                $13,479
 Jun 01             $14,885             $14,596                $14,198
 Sep 01             $12,160             $12,454                $12,169
 Dec 01             $13,207             $13,785                $13,422

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q: How did your Fund perform?

A: The year 2001 was a volatile period for equity investments. The Fund underperformed its benchmark, the S&P 500 Index. Ground was lost during the difficult first and third quarters. Rallies in the second and fourth quarters (the latter of which was especially strong) helped performance but were not sufficient to erase earlier losses.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In the first months of the year, investors were caught between the positive force of the Federal Reserve's aggressive interest rate cuts, and the negative force of slumping corporate earnings and weak economic news. The resulting tug-of-war produced considerable market volatility in the early part of the year. As the Fed continued to cut rates aggressively, investors grew more confident in the state of the economy, and stocks staged a rally in the spring.

   That optimism began to fade in the summer sun, however, as more and more earnings disappointments were issued, unemployment grew, and economic indicators turned negative. The cataclysmic events of September 11 shocked the nation and the world, bringing the economy to an abrupt halt. When the markets reopened after several days' interruption, a sell-off ensued as investors reacted both to global uncertainty and the fact that it had become clear that the U.S. economy was in the midst of a recession. The markets reached their low for the year on September 21, showing many of the signs which marked the end of a long bear market. Since then, stocks have experienced great improvement, with indexes ending the year higher than their pre-attack levels. Investors have gained confidence in a mid-2002 economic recovery, and encouraging news on the war front has further boosted investor sentiment.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: The market's downturns during the year generally had the greatest impact on technology stocks and cyclicals -- those companies whose fate is most closely tied to that of the broader economy. The first- and third-quarter market downturns hit these stocks in the portfolio especially hard. However, as signs of a resurgent economy have become more convincing, we have maintained and even added positions in cyclicals, particularly in the technology, consumer, industrial, and capital-spending areas. We have also added the stock of oil services company Schlumberger to the portfolio. In addition to its solid fundamentals, we believe this company is positioned for strong performance as the economic recovery spurs greater demand for energy.

    We are careful in selecting stocks for the portfolio, one by one. In this process, we also keep an eye on diversification, avoiding overconcentrations in a single area of the marketplace. Careful fundamental research is the cornerstone of our investment process.

Q:  What is your future outlook?

A: There is still some possibility of further disruption from terrorist attacks. Although such events would be temporarily devastating, we have confidence their effect would also be short-term. For the longer term, it appears to us that our economy has demonstrated impressive resilience, and that the framework for recovery is in place. Interest rates are low, as is inflation. Money supply is rising strongly, energy prices are low, and there is the possibility of further fiscal stimulus from the President and Congress in the coming year.

    Although stock valuations are not at historically inexpensive levels, we believe these valuations should be considered in light of the level of inflation and interest rates. Simply put, we believe the lower inflation and interest rates are, the higher a stock's valuation can be and still be considered reasonable.

    Against the backdrop of the very low inflation and interest rates that currently prevail, stock valuations now are in line with those seen at the bottom of the previous economic cycle. Therefore, we believe there is room for carefully selected stocks to appreciate comfortably as the recovery takes shape.

    We thank you for your continued confidence in the Strong Blue Chip Fund.

    Karen E. McGrath
    Portfolio Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS/1/

                                 As of 12-31-01

                                 Investor Class
                                 --------------

                                1-year     -25.36%

                                3-year      -5.49%

                  Since Fund Inception       6.38%
                             (6-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/ As of December 27, 2001, the Advisor Class shares were converted into and redesignated as Investor Class shares.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund

A meeting of shareholders was held on July 20, 2001. See page 16 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that also offer potential for capital growth. To choose investments, the manager focuses on those companies that are improving their returns on invested capital by utilizing fundamental analysis, such as management interviews and financial statement analysis. To a limited extent, the Fund may also invest in foreign-based companies, primarily through American Depository Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-95 to 12-31-01

                                    [GRAPH]

            The Strong Growth and Income Fund       S&P 500 Index*       Lipper Large-Cap Core Funds Index*
Dec 95                 $10,000                         $10,000                      $10,000
Jun 96                 $11,556                         $11,009                      $10,896
Dec 96                 $13,191                         $12,295                      $11,984
Jun 97                 $15,469                         $14,827                      $14,114
Dec 97                 $17,199                         $16,395                      $15,486
Jun 98                 $20,447                         $19,297                      $18,280
Dec 98                 $22,866                         $21,080                      $19,657
Jun 99                 $25,842                         $23,689                      $21,644
Dec 99                 $30,237                         $25,515                      $23,461
Jun 00                 $30,395                         $25,408                      $23,904
Dec 00                 $27,137                         $23,194                      $21,732
Jun 01                 $23,414                         $21,642                      $20,038
Dec 01                 $21,692                         $20,439                      $18,943

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The bear market of 2001 took its toll on the Fund's performance for the year. The longest expansion in U.S. history ended in 2001, falling victim to past Fed tightening, an oil-price spike, the bursting of the technology bubble, and terrorism. The Fund's relative performance suffered in the first quarter, as our defensive positioning did not prepare us for the Federal Reserve's surprisingly aggressive easing posture early in the year. The balance of the year's performance was more in line with the market's. The Fund's focus on large-capitalization stocks also hurt performance, as the markets favored small-capitalization, value-oriented stocks during the year.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The markets in 2001 were volatile, with many variables having an impact. The Federal Reserve had embarked on a very aggressive campaign to stimulate economic growth by lowering rates 475 basis points throughout the year. With each of the Fed's interest-rate cuts, investors anticipated that the decline in corporate profits would end, but were disappointed each time.

     The past year also marked the end of the longest expansion in U.S. history. While the recession was mild from a GDP perspective, it was the worst on record from the standpoint of corporate earnings. The primary cause for this economic downturn has been the collapse of business investment, primarily in technology, which occurred after a few years of unsustainable growth.

     The tragic events of September 11 basically put a halt to most business activity for a period of time, and U.S. stock markets closed for several days. The markets reopened much as one would expect, with an immediate but short-lived sell-off that appears to have set a bottom in the markets. The market's rebound since that time has been impressive. The war in Afghanistan that followed did, however, contribute to further market volatility.

Q:   What investment strategies and techniques impacted your

     Fund's performance?

A: Our focus continues to be on the stocks of high-quality, large-capitalization companies that have the potential to achieve superior earnings growth. Given that the past year witnessed one of the worst recorded declines in corporate profits, it was difficult to identify such companies.

     Entering the year, the Fund's positioning was decidedly conservative due to the weakening state of the economy and corporate profit growth rates. The Fed's surprise rate cut on January 3 led the markets to become less defensive, however, hurting our results.

     There were, however, areas of investment success. These include both the retail and semiconductor industries. Among retailers, the Fund had investments in leading companies such as Wal-Mart, Lowe's, and Kohl's. These companies all dominate their respective niches and exhibit the ability to produce superior financial results. In the semiconductor industry, we had success with our investment in Intel Corporation. The company had gone through a period of poor financial results due to a loss of competitive position, weakness in personal computer spending, a high cost structure, and declining prices for their chips. However, during the year we added substantially to our Intel position given our analysis that these problems were cyclical in nature and would in time work themselves out. It appears that most of Wall Street agrees with our analysis, as Intel's stock price is significantly higher now than when we bought it.

Q:   What is your future outlook?

A: The stock market and economy appear to be poised for recovery as we head into 2002. Low interest rates and energy prices, high levels of liquidity, and low inventory levels all should have potentially positive impact on the economy and corporate profits. Valuations are already somewhat high, though and may limit appreciation potential for a time. We continue to focus on a diversified, high-quality universe of companies that we believe may show superior financial results during the impending recovery and growth period.

Thank you for your investment in the Strong Growth and Income Fund.

Rimas M. Milaitis
Portfolio Manager
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 As of 12-31-01

                                 Investor Class
                                 --------------

                               1-year       -20.06%

                               3-year        -1.74%

                               5-year        10.46%

                 Since Fund Inception        13.78%
                           (12-29-95)

                                Advisor Class/1/
                                ----------------

                               1-year       -20.22%

                               3-year        -1.96%

                               5-year        10.20%

                 Since Fund Inception        13.51%
                           (12-29-95)

                             Institutional Class/2/
                             ----------------------

                               1-year       -19.52%

                               3-year        -1.40%

                               5-year        10.69%

                 Since Fund Inception        13.97%
                           (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Funds held on July 20, 2001 shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Balanced Fund, Inc., Strong Balanced Stock Fund, Inc., and Strong Conservative Equity Funds, Inc. on behalf of:

                                              For            Against        Abstain     Broker non-votes
                                              ---            -------        -------     ----------------
Strong Balanced Fund                    10,137,083.344     421,096.640    187,139.616     1,139,348.000
Strong Balanced Stock Fund                 282,914.012      19,954.195     16,523.740        39,940.000
Strong Dividend Income Fund              6,661,963.361     671,788.217    182,683.312     2,215,426.000
Strong Energy Fund                         862,526.481      54,874.134     30,909.305       144,148.000
Strong Blue Chip Fund                   13,691,605.159     887,490.674    292,601.323     3,756,538.000
Strong Growth & Income Fund             19,613,413.754   1,354,929.928    520,688.466     6,283,657.000

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

                                              For                    Against                 Abstain
                                              ---                    -------                 -------
Strong Balanced Fund                    11,697,946.684               59,521.758             127,199.158
Strong Balanced Stock Fund                 343,118.599                5,847.832              10,365.516
Strong Dividend Income Fund              9,534,863.780               71,459.668             125,537.442
Strong Energy Fund                       1,054,642.982               14,367.435              23,447.503
Strong Blue Chip Fund                   18,270,764.261              157,972.943             199,497.952
Strong Growth & Income Fund             27,199,872.455              213,756.834             359,059.859

To elect members to the Board of Directors of Strong Balanced Fund, Inc.:

                                            Director               Affirmative               Withhold
                                            --------               -----------               --------
                                      Richard S. Strong          11,743,276.373             141,391.227
                                       Willie D. Davis           11,740,829.212             143,838.388
                                       William F. Vogt           11,754,999.243             129,668.357
                                       Marvin E. Nevins          11,732,619.885             152,047.715
                                       Stanley Kritzik           11,746,641.148             138,026.452
                                         Neal Malicky            11,748,946.948             135,720.652

To elect members to the Board of Directors of Strong Balanced Stock Fund, Inc.:

                                            Director               Affirmative               Withhold
                                            --------               -----------               --------
                                      Richard S. Strong             343,304.866              16,027.081
                                       Willie D. Davis              347,200.309              12,131.638
                                       William F. Vogt              347,496.811              11,835.136
                                       Marvin E. Nevins             346,933.497              12,398.450
                                       Stanley Kritzik              347,339.850              11,992.097
                                         Neal Malicky               347,378.254              11,953.693

To elect members to the Board of Directors of Strong Conservative Equity Funds,
Inc. (Strong Dividend Income Fund, Strong Blue Chip Fund, Strong Advisor U.S.
Value Fund, Strong Growth and Income Fund and Strong Energy Fund):

                                            Director               Affirmative               Withhold
                                            --------               -----------               --------
                                      Richard S. Strong          61,981,524.142           1,270,262.720
                                       Willie D. Davis           61,942,935.555           1,308,851.307
                                       William F. Vogt           62,051,405.723           1,200,381.139
                                       Marvin E. Nevins          61,850,754.950           1,401,031.912
                                       Stanley Kritzik           61,965,512.745           1,286,274.117
                                         Neal Malicky            62,007,952.150           1,243,834.712

--------------------------------------------------------------------------------

At a Special Meeting of Shareholders of the Strong Multi Cap Value Fund held on May 14, 2001, shareholders approved the following proposals:

To approve a new investment advisory agreement between the Fund and Strong Capital Management, Inc.

                                For            Against         Abstain
                                ---            -------         -------
                           4,771,912.758     208,796.324     64,448.035

To elect members to the Board of Directors of Strong Equity Funds II, Inc. (Strong Multi Cap Value Fund):

                               Director            Affirmative        Withhold
                               --------            -----------        --------
                          Richard S. Strong        4,810,922.081     234,235.036
                           Willie D. Davis         4,810,713.021     234,444.096
                           William F. Vogt         4,811,680.570     233,476.547
                           Marvin E. Nevins        4,809,969.831     235,187.286
                           Stanley Kritzik         4,813,700.459     231,456.658
                            Neal Malicky           4,813,001.975     232,155.142

To approve the elimination of Multi Cap Value Fund's fundamental investment policy restriction regarding investing in put or call options:

                          For           Against      Abstain    Broker non-votes
                          ---           -------      -------    ----------------
                     3,809,302.041    436,986.309   92,265.767    706,603.000


To approve the reorganization of Multi Cap Value Fund as the initial series of Strong Equity Funds II, Inc., a newly-formed Wisconsin corporation:

                          For          Against       Abstain    Broker non-votes
                          ---          -------       -------    ----------------
                     3,945,969.051   319,105.417   73,479.649     706,603.000

To ratify the appointment of PriceWaterhouseCoopers LLP as independent auditors for the Fund for its current fiscal year.

                                For          Against       Abstain
                                ---          -------       -------
                           4,929,231.280   52,305.571    63,620.266

At a Special Meeting of Shareholders of the Strong Dividend Income Fund held on December 7, 2001, shareholders approved the following proposals:

Approval of the adoption of revised fundamental investment policies for the Fund.

     1A. Approval to adopt a fundamental policy concerning diversification.

                                For          Against       Abstain
                                ---          -------       -------
                           8,233,546.930  1,537,993.881  221,175.785


     1B. Approval to revise the fundamental policy concerning concentration.

                                For          Against       Abstain
                                ---          -------       -------
                           8,200,796.814  1,550,641.639  241,278.143

Approval of a revised advisory agreement with Strong Capital Management, Inc. and the Conservative Equity Funds, Inc. on behalf of the Fund.

                                For          Against       Abstain
                                ---          -------       -------
                           8,115,541.060  1,580,438.105  296,737.431


Approval of a revised subadvisory agreement between W.H. Reaves & Co., Inc. and Strong Capital Management, Inc.

                                For          Against       Abstain
                                ---          -------       -------
                           8,179,486.366  1,493,754.578  319,475.652

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2001
--------------------------------------------------------------------------------
                              STRONG BALANCED FUND
                                                         Shares or
                                                         Principal       Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 59.3%
Aerospace - Defense 0.8%
Lockheed Martin Corporation                                17,400   $    812,058
Raytheon Company                                           51,000      1,655,970
                                                                    ------------
                                                                       2,468,028

Aerospace - Defense Equipment 0.2%
United Technologies Corporation                             9,400        607,522

Auto Manufacturers - Domestic 0.6%
General Motors Corporation                                 36,000      1,749,600

Banks - Money Center 4.0%
Bank of America Corporation                                61,700      3,884,015
The Bank of New York Company, Inc.                         21,600        881,280
Citigroup, Inc.                                           113,900      5,749,672
J.P. Morgan Chase & Company                                43,000      1,563,050
                                                                    ------------
                                                                      12,078,017

Banks - Super Regional 1.6%
Bank One Corporation                                       23,000        898,150
FleetBoston Financial Corporation                          31,400      1,146,100
Northern Trust Company                                     21,500      1,294,730
Wells Fargo Company                                        34,000      1,477,300
                                                                    ------------
                                                                       4,816,280

Beverages - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.                             28,900      1,306,569

Beverages - Soft Drinks 1.2%
The Coca-Cola Company                                      43,000      2,027,450
PepsiCo, Inc.                                              30,600      1,489,914
                                                                    ------------
                                                                       3,517,364

Chemicals - Basic 0.7%
The Dow Chemical Company                                   62,400      2,107,872

Chemicals - Specialty 0.2%
Air Products & Chemicals, Inc.                             14,200        666,122

Commercial Services - Staffing 0.1%
Robert Half International, Inc. (b)                        11,000        293,700

Computer - Local Networks 1.0%
Brocade Communications Systems, Inc. (b)                    5,400        178,848
Cisco Systems, Inc. (b)                                   149,000      2,698,390
                                                                    ------------
                                                                       2,877,238

Computer - Manufacturers 2.2%
Dell Computer Corporation (b)                              75,400      2,049,372
International Business Machines Corporation                31,500      3,810,240
Sun Microsystems, Inc. (b)                                 56,500        697,210
                                                                    ------------
                                                                       6,556,822

Computer - Memory Devices 0.2%
EMC Corporation (b)                                        39,000        524,160

Computer - Services 0.6%
Electronic Data Systems Corporation                        24,000      1,645,200

Computer Software - Desktop 2.4%
Microsoft Corporation (b)                                 106,700      7,071,009

Computer Software - Enterprise 1.4%
Ascential Software Corporation (b)                          2,146          8,691
Oracle Systems Corporation (b)                            121,000      1,671,010
PeopleSoft, Inc.(b)                                        23,000        924,600
Siebel Systems, Inc. (b)                                   16,000        447,680
VERITAS Software Corporation (b)                           27,800      1,245,996
                                                                    ------------
                                                                       4,297,977

Cosmetics - Personal Care 0.3%
The Gillette Company                                       27,600   $    921,840

Diversified Operations 3.4%
AOL Time Warner, Inc. (b)                                  79,600      2,555,160
E.I. Du Pont de Nemours & Company                          18,000        765,180
Minnesota Mining & Manufacturing Company                   18,600      2,198,706
Textron, Inc.                                              11,000        456,060
Tyco International, Ltd.                                   73,500      4,329,150
                                                                    ------------
                                                                      10,304,256

Electrical - Equipment 2.4%
General Electric Company                                  179,500      7,194,360

Electronics - Semiconductor Equipment 0.1%
Novellus Systems, Inc. (b)                                 10,000        394,500

Electronics - Semiconductor
   Manufacturing 3.1%
Broadcom Corporation Class A (b)                            8,700        356,526
Intel Corporation                                         145,400      4,572,830
Maxim Integrated Products, Inc. (b)                         6,700        351,817
Micron Technology, Inc. (b)                                76,000      2,356,000
National Semiconductor Corporation (b)                     11,500        354,085
Texas Instruments, Inc.                                    34,000        952,000
Xilinx, Inc. (b)                                            9,600        374,880
                                                                    ------------
                                                                       9,318,138

Finance - Consumer/Commercial Loans 0.5%
Household International, Inc.                              27,000      1,564,380

Finance - Investment Brokers 0.9%
Morgan Stanley, Dean Witter & Company                      46,000      2,573,240

Finance - Mortgage & Related Services 0.8%
Federal Home Loan Mortgage Corporation                     38,000      2,485,200

Finance - Publicly Traded
   Investment Funds - Equity 0.7%
Standard & Poors Depositary
   Receipt Trust Unit Series 1                             19,000      2,172,460

Financial Services - Miscellaneous 1.0%
American Express Company                                   36,500      1,302,685
First Data Corporation                                     14,400      1,129,680
MBNA Corporation                                           11,000        387,200
                                                                    ------------
                                                                       2,819,565

Food - Confectionery 0.2%
Hershey Foods Corporation                                   9,100        616,070

Food - Miscellaneous Preparation 0.1%
Unilever NV - New York Shares                               6,000        345,660

Insurance - Brokers 0.8%
Marsh & McLennan Companies, Inc.                           21,500      2,310,175

Insurance - Property/Casualty/Title 1.2%
American International Group, Inc.                         46,500      3,692,100

Leisure - Gaming 0.0%
JCC Holding Company (b)                                    34,520         51,780

Leisure - Hotels & Motels 0.1%
Marriott International, Inc. Class A                       11,000        447,150

--------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
Leisure - Services 0.6%
Cendant Corporation (b)                                  58,000     $ 1,137,380
The Walt Disney Company                                  35,000         725,200
                                                                    -----------
                                                                      1,862,580

Machinery - Construction/Mining 0.7%
Caterpillar, Inc.                                        38,300       2,001,175

Machinery - Farm 0.2%
Deere & Company                                          11,000         480,260

Machinery - General Industrial 0.4%
Ingersoll-Rand Company                                   28,400       1,187,404

Media - Cable TV 0.3%
Comcast Corporation Class A (b)                          27,000         972,000

Media - Newspapers 0.2%
Gannett Company, Inc.                                    10,000         672,300

Media - Radio/TV 0.7%
Clear Channel Communications, Inc. (b)                   11,600         590,556
Viacom, Inc. Class B                                     36,700       1,620,305
                                                                    -----------
                                                                      2,210,861

Medical - Biomedical/Genetics 0.4%
Amgen, Inc. (b)                                          18,600       1,049,784

Medical - Drug/Diversified 1.7%
Abbott Laboratories                                      36,300       2,023,725
Johnson & Johnson                                        50,000       2,955,000
                                                                    -----------
                                                                      4,978,725

Medical - Ethical Drugs 3.2%
American Home Products Corporation                       20,800       1,276,288
Bristol-Myers Squibb Company                             27,600       1,407,600
Eli Lilly & Company                                      15,000       1,178,100
Merck & Company, Inc.                                    30,000       1,764,000
Pfizer, Inc.                                             79,000       3,148,150
Pharmacia Corporation                                    22,000         938,300
                                                                    -----------
                                                                      9,712,438

Medical - Health Maintenance
   Organizations 0.5%
UnitedHealth Group, Inc.                                 22,500       1,592,325

Medical - Hospitals 0.2%
HCA-The Healthcare Company                               18,000         693,720

Medical - Instruments 0.3%
Medtronic, Inc.                                          20,000       1,024,200

Medical - Products 0.8%
Baxter International, Inc.                               25,400       1,362,202
Guidant Corporation (b)                                  17,800         886,440
                                                                    -----------
                                                                      2,248,642

Medical - Wholesale Drugs/Sundries 0.2%
Cardinal Health, Inc.                                     7,000         452,620

Metal Ores - Miscellaneous 0.3%
Alcoa, Inc.                                              26,100         927,855

Metal Processing & Fabrication 0.2%
Schering-Plough Corporation                              20,000         716,200

Metal Products - Fasteners 0.3%
Illinois Tool Works, Inc.                                14,300         968,396

Oil & Gas - International Integrated 2.8%
ChevronTexaco Corporation                                   25,000  $ 2,240,250
Exxon Mobil Corporation                                    117,200    4,605,960
Royal Dutch Petroleum Company                               32,700    1,602,954
                                                                    -----------
                                                                      8,449,164

Oil & Gas - Machinery/Equipment 0.4%
Baker Hughes, Inc.                                          32,000    1,167,040

Oil & Gas - Production/Pipeline 0.2%
El Paso Corporation                                         16,000      713,760

Oil & Gas - Refining/Marketing 0.2%
Valero Energy Corporation                                   13,000      495,560

Oil & Gas - United States
   Exploration & Production 0.3%
Anadarko Petroleum Corporation                              17,000      966,450

Paper & Paper Products 0.9%
International Paper Company                                 68,800    2,776,080

Pollution Control - Services 0.1%
Waste Management, Inc.                                      11,500      366,965

Retail - Department Stores 0.5%
Kohl's Corporation (b)                                      13,300      936,852
May Department Stores Company                               13,000      480,740
                                                                    -----------
                                                                      1,417,592

Retail - Drug Stores 0.3%
Walgreen Company                                            22,500      757,350

Retail - Major Discount Chains 2.2%
Costco Wholesale Corporation (b)                            27,000    1,198,260
Target Corporation                                          16,000      656,800
Wal-Mart Stores, Inc.                                       80,000    4,604,000
                                                                    ------------
                                                                      6,459,060

Retail - Super/Mini Markets 0.1%
Safeway, Inc. (b)                                            7,000      292,250

Retail/Wholesale - Building Products 1.4%
The Home Depot, Inc.                                        43,100    2,198,531
Lowe's Companies, Inc.                                      44,200    2,051,322
                                                                    -----------
                                                                      4,249,853

Retail/Wholesale - Office Supplies 0.4%
Staples, Inc. (b)                                           60,500    1,131,350

Soap & Cleaning Preparations 1.3%
Colgate Palmolive Company                                   10,700      617,925
The Procter & Gamble Company                                39,000    3,086,070
                                                                    -----------
                                                                      3,703,995

Telecommunications - Cellular 0.1%
Sprint Corporation - PCS Group (b)                          17,000      414,970

Telecommunications - Equipment 0.3%
JDS Uniphase Corporation (b)                                18,500      161,505
Qualcomm, Inc. (b)                                          12,800      646,400
                                                                    -----------
                                                                        807,905

Telecommunications - Services 2.6%
AT&T Corporation                                            60,400    1,095,656
BellSouth Corporation                                       30,000    1,144,500
SBC Communications, Inc.                                    55,000    2,154,350
Verizon Communications, Inc.                                50,400    2,391,984
WorldCom, Inc.-WorldCom Group (b)                           61,400      864,512
                                                                    -----------
                                                                      7,651,002

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Tobacco 0.5%
Philip Morris Companies, Inc.                             35,000     $ 1,604,750

Utility - Electric Power 0.3%
Duke Energy Corporation                                   23,400         918,684
--------------------------------------------------------------------------------
Total Common Stocks (Cost $141,299,756)                              177,889,619
--------------------------------------------------------------------------------
Warrants 0.0%
Aladdin Gaming Enterprises, Inc.,
   Expire 3/01/10 (Acquired 2/20/01 -
   5/16/01; Cost $370) (h)                                37,000             370
GT Group Telecom, Inc., Expire 2/01/10 (d)                 3,000          16,500
MEDIQ, Inc., Expire 6/01/09 (Acquired
   5/21/98; Cost $0) (h)                                   3,750              38
Ono Finance PLC, Expire 3/16/11 (Acquired
   7/16/01; Cost $0) (h)                                   1,000          20,000
--------------------------------------------------------------------------------
Total Warrants (Cost $144,100)                                            36,908
--------------------------------------------------------------------------------
Preferred Stocks 0.8%
Adelphia Communications Corporation
   13.00% Exchangeable Series B                            7,325         741,656
Rural Cellular Corporation 12.25% Junior
   Exchangeable                                            1,845       1,531,350
XO Communications, Inc. 14.00% Senior
   Exchangeable                                           54,121          14,072
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,882,073)                               2,287,078
--------------------------------------------------------------------------------
Corporate Bonds 20.2%
@Entertainment, Inc. Senior
   Discount Series B:
   Notes,
   Zero %, Due 7/15/08 (Rate Reset
   Effective 7/15/03)                                 $1,500,000         225,000
   Zero %, Due 2/01/09 (Rate Reset
   Effective 2/01/04) (d)                                500,000          72,500
AKI, Inc. Senior 10.50%,Notes,
   Due 7/01/08                                           800,000         764,000
AOL Time Warner, Inc. Notes,
   6.125%, Due 4/15/06                                 1,050,000       1,073,504
APCOA/Standard Parking, Inc.
   Senior Subordinated Notes, 9.25%,
   Due 3/15/08                                         1,650,000         635,250
AT&T Corporation Notes, 6.00%,
   Due 3/15/09                                         1,000,000         949,599
AirGate PCS, Inc. Senior Subordinated
Discount Notes, Zero %, Due 10/01/09
   (Rate Reset Effective 10/01/04)                     1,800,000       1,377,000
Aladdin Gaming Holdings LLC/Aladdin
   Capital Corporation Senior Discount
   Notes, Zero %, Due 3/01/10 (Rate
   Reset Effective 3/01/03)                            3,700,000         134,125
Alamosa Delaware, Inc. Senior Notes,
   12.50%, Due 2/01/11                                   600,000         615,000
Alliance Imaging, Inc. Senior
   Subordinated Notes, 10.375%, Due 4/15/11            1,000,000       1,065,000
The Allstate Corporation Notes,
   7.875%, Due 5/01/05                                 1,260,000       1,373,802
The Allstate Corporation Senior Notes,
   5.375%, Due 12/01/06                                  895,000         894,754
Ameristar Casinos, Inc. Senior
   Subordinated Notes, 10.75%, Due 2/15/09               800,000         868,000
Anchor Glass Container Corporation
   First Mortgage Notes, 11.25%, Due 4/01/05             600,000         507,000

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Burlington Northern Santa Fe
   Corporation Notes, 6.75%, Due 7/15/11              $1,000,000     $ 1,026,959
CSC Holdings, Inc. Senior Notes, 7.625%,
   Due 4/01/11                                           460,000         461,390
Citigroup, Inc. Notes, 5.50%, Due 8/09/06                975,000         989,887
Comcast Cable Communications, Inc. Senior
   Notes, 6.375%, Due 1/30/06                            870,000         884,785
Credit Suisse First Bank USA, Inc. Notes,
   5.875%, Due 8/01/06                                   980,000         997,913
DaimlerChrysler North America Holding
   Corporation Medium-Term Notes,
   Tranche #1, 7.375%, Due 9/15/06                       960,000         972,224
DaimlerChrysler North America Holding
   Corporation Notes, 7.75%, Due 1/18/11               1,040,000       1,080,837
Detroit Edison Company Senior Notes,
   6.125%, Due 10/01/10                                  615,000         605,018
ESAT Telecom Group PLC Senior Yankee
   Notes, Series B, 11.875%, Due 12/01/08              3,100,000       3,633,798
Ekabel Hessen GmbH Senior Yankee Notes,
   14.50%, Due 9/01/10                                 1,000,000         475,000
El Paso Energy Corporation Medium-Term
   Notes, 6.95%, Due 12/15/07                            485,000         489,691
Fairpoint Communications, Inc. Senior
   Subordinated Notes, 12.50%, Due                     2,000,000       1,910,000
   5/01/10
FirstEnergy Corporation Notes, Series A,
   5.50%, Due 11/15/06                                   890,000         876,603
Florida Power & Light Company First
   Mortgage Notes, 6.875%, Due                         2,045,000       2,161,796
   12/01/05
Ford Motor Credit Company Notes, 7.60%,
   Due 8/01/05                                         1,050,000       1,078,664
GT Group Telecom, Inc. Senior Yankee
   Discount Notes, Zero %, Due 2/01/10
   (Rate Reset Effective 2/01/05) (d)                  3,000,000         405,000
General Motors Acceptance Corporation Notes:
   6.875%, Due 9/15/11                                   715,000         701,604
   7.50%, Due 7/15/05                                  1,665,000       1,751,717
Global Crossing Holdings, Ltd. Senior
   Yankee Notes, 8.70%, Due 8/01/07                      800,000          76,000
Graham Packaging Holdings Company/GPC
   Capital Corporation I Senior Subordinated
   Notes, Series B, 8.75%, Due 1/15/08                   700,000         591,500
Household Finance Corporation Notes,
   6.375%, Due 10/15/11                                  495,000         479,775
Hyperion Telecommunications, Inc. Senior
   Discount Notes, Series B, 13.00%,
   Due 4/15/03                                         1,300,000          19,500
IMC Global, Inc. Senior Notes, 11.25%,
   Due 6/01/11 (d)                                       700,000         749,000
Jazz Casino Company LLC Floating Rate
   Senior Notes, 4.6588%, Due 3/30/08                    137,535          96,275
John Hancock Financial Services, Inc.
   Senior Notes, 5.625%, Due 12/01/08                    905,000         893,615
Jostens, Inc. Senior Subordinated Notes,
   12.75%, Due 5/01/10                                   600,000         660,000
Kinder Morgan Energy Partners LP Notes,
   6.75%, Due 3/15/11                                  1,000,000       1,001,582
Kraft Foods, Inc. Notes:
   4.625%, Due 11/01/06                                  945,000         925,526
   5.625%, Due 11/01/11                                1,315,000       1,277,668
MEDIQ, Inc. Senior Discount Debentures,
   Zero %, Due 6/01/09 (Rate Reset
   Effective 6/01/03) (Defaulted Effective             3,750,000               4
   1/23/01) (h)

--------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                           Shares or
                                                           Principal     Value
                                                             Amount     (Note 2)
--------------------------------------------------------------------------------
Metromedia Fiber Network, Inc. Senior Notes:
   10.00%, Due 12/15/09                               $  970,000     $   286,150
   Series B, 10.00%, Due 11/15/08                        390,000         115,050
MetroNet Communications Corporation
   Senior Yankee Notes, 10.625%, Due 11/01/08 (d)      2,210,000       1,453,075
MidAmerican Energy Holdings Company
   Senior Notes, 7.23%, Due 9/15/05                    2,000,000       2,081,326
NTL, Inc. Senior Notes, Series A, 12.75%,
   Due 4/15/05                                           800,000         284,000
Ono Finance PLC Senior Yankee Notes,
   14.00%, Due 2/15/11                                 1,000,000         780,000
Orbital Imaging Corporation Senior Notes,
   Series D, 11.625%, Due 3/01/05 (Defaulted
   Effective 2/15/01)                                  2,000,000         410,000
PPL Electric Utilities Corporation Senior
   Bonds, 5.875%, Due 8/15/07                            860,000         866,741
Progress Energy, Inc. Senior Notes, 6.75%,
   Due 3/01/06                                         1,760,000       1,829,138
Qwest Capital Funding, Inc. Guaranteed Notes,
   7.90%, Due 8/15/10                                  1,070,000       1,090,239
SBA Communications Corporation
   Senior Notes, 10.25%, Due 2/01/09                   1,000,000         860,000
Safeway, Inc. Notes, 6.15%, Due 3/01/06                1,000,000       1,027,600
Salomon Smith Barney Holdings, Inc.
   Senior Notes, 5.875%, Due 3/15/06                   1,010,000       1,034,888
Spectrasite Holdings, Inc. Senior Discount Notes,
   Series B, Zero %, Due 3/15/10 (Rate Reset
   Effective 3/15/05)                                  2,250,000         528,750
Sprint Capital Corporation Notes, 7.625%,
   Due 1/30/11                                           985,000       1,036,289
TXU Corporation Senior Notes, 6.375%,
   Due 6/15/06                                           990,000         998,113
Town Sports International, Inc. Senior Notes,
   Series B, 9.75%, Due 10/15/04                         300,000         311,250
Tri-State Outdoor Media Group, Inc. Senior Notes,
   11.00%, Due 5/15/08 (Defaulted
   Effective 11/14/01)                                   620,000         437,875
Tyco International Group SA Guaranteed
   Yankee Notes, 6.375%, Due 2/15/06                   1,045,000       1,068,253
United Rentals North America, Inc. Senior Notes,
   Series B, 10.75%, Due 4/15/08                         425,000         459,000
Venetian Casino Resort LLC/Las Vegas
   Sands, Inc. Secured Mortgage Notes, 12.25%,
   Due 11/15/04                                          900,000         904,500
Verizon Global Funding Corporation
   Medium-Term Notes, Tranche #72, 7.60%,
   Due 3/15/07                                           785,000         846,163
Verizon Pennsylvania, Inc. Notes, Series A,
   5.65%, Due 11/15/11                                   700,000         672,338
Waste Management, Inc. Senior Notes, 6.875%,
   Due 5/15/09                                           970,000         978,573
WorldCom, Inc. Notes:
   7.50%, Due 5/15/11                                    905,000         932,511
   7.875%, Due 5/15/03                                 1,260,000       1,317,712
XO Communications, Inc. Senior Notes,
   10.75%, Due 6/01/09 (Defaulted
   Effective 11/29/01)                                 1,000,000         130,000
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $73,788,666)                              60,567,399
--------------------------------------------------------------------------------

Non-Agency Mortgage & Asset-Backed Securities 6.3%
Asset Securitization Corporation Commercial
   Mortgage Pass-Thru Certificates:
   Series 1995-MD4, Class A-1, 7.10%,
   Due 8/13/29                                        $ 1,860,080    $ 1,979,689
   Series 1996-MD6, Class A-1B, 6.88%,
   Due 11/13/29                                         2,035,000      2,134,484
Chase Funding Trust Variable Rate Mortgage
   Loan Asset-Backed Certificates, Series 2001-4,
   Class 1A-1, 2.1525%, Due 4/25/16                       895,000        895,000
Chase Mortgage Finance Corporation Mortgage
   Pass-Thru Certificates, Series 1990-G,
   Class A-Z1, 9.50%, Due 12/25/21                         91,219         91,219
Citibank Credit Card Issuance Trust Notes,
   Series 2001-A8, Class 4.10%, A8,
   Due 12/07/06                                         1,800,000      1,792,098
Community Program Loan Trust Bonds,
   Series 1987, Class A-4, 4.50%, Due 10/01/18          3,007,365      2,870,770
Ford Credit Auto Owner Trust Asset-Backed
   Notes, Series 2000-A, Class A-5, 7.19%,
   Due 3/15/04                                          1,505,000      1,581,115
Holmes Financing Number 1 PLC Floating
   Rate Notes, Series 1, Class 1A, 2.57%,
   Due 7/15/05                                            750,000        750,473
Metris Master Trust Floating Rate Asset-Backed
   Securities, Series Class A, 2000-2, 2.1425%,
   Due 1/22/07                                          2,520,000      2,519,606
Sutter CBO, Ltd./Sutter CBO Corporation Notes,
   Series 1999-1, Class B-2, 13.442%,
   Due 11/30/14 (Acquired 10/05/99;
   Cost $2,000,000) (h)                                 2,000,000      1,220,000
Topsail CBO, Ltd. Subordinated Bonds,
   Series 1A, Class C, 10.90%, Due 4/23/13
   (Acquired 3/30/01; Cost $688,200) (h)                  750,000        637,500
Volkswagen Credit Auto Master Owner Trust
   Floating Rate Loan-Backed Notes, Series
   2000-1, Class A, 2.0875%, Due 8/20/07                2,520,000      2,526,539
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
   Asset-Backed Securities (Cost $19,623,986)                         18,998,493
--------------------------------------------------------------------------------
United States Government & Agency Issues 8.4%
FHLMC Adjustable Rate Participation
   Certificates, Pool #865469, 7.518%,
   Due 8/01/25                                            636,908        656,974
FHLMC Guaranteed Pass-Thru Certificates:
   6.00%, Due 7/15/21                                   2,065,000      2,111,555
   6.50%, Due 3/01/16 (f)                                 820,000        838,194
   9.50%, Due 1/01/06                                       3,549          3,621
   10.25%, Due 3/01/15                                     76,194         83,971
   10.50%, Due 1/01/16                                      8,572          9,603
FHLMC Notes, 6.00%, Due 6/15/11                         3,300,000      3,367,053
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate Pass-Thru
   Certificates:
   4.468%, Due 10/25/22                                   435,216        436,753
   6.866%, Due 7/01/26                                  3,189,374      3,316,697
FNMA Notes:
   4.375%, Due 10/15/06                                 1,185,000      1,161,459
   6.00%, Due 5/15/08 thru 5/15/11                      2,360,000      2,422,443
   7.00%, Due 7/15/05                                   2,315,000      2,520,861

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                        December 31, 2001
-------------------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
-------------------------------------------------------------------------------------------
GNMA Guaranteed Pass-Thru Certificates:
     7.50%, Due 12/15/07                                        $     645,283  $    674,811
     9.00%, Due 12/15/17                                            2,329,718     2,564,874
United States Treasury Notes:
     2.75%, Due 9/30/03                                             2,000,000     1,997,814
     5.00%, Due 8/15/11                                               900,000       898,032
     6.00%, Due 8/15/09                                               895,000       954,398
     6.125%, Due 8/15/07                                            1,155,000     1,243,070
-------------------------------------------------------------------------------------------
Total United States Government &
     Agency Issues (Cost $25,117,796)                                            25,262,183
-------------------------------------------------------------------------------------------
Short-Term Investments (a) 4.9%
Repurchase Agreements 3.9%
ABN AMRO Inc. (Dated 12/31/01),1.60%,
     Due 1/02/02 (Repurchase proceeds
     $10,700,951); Collateralized by:
     United States Government Issues (e)                           10,700,000    10,700,000
State Street Bank (Dated 12/31/01), 1.50%,
     Due 1/02/02 (Repurchase proceeds
     $1,021,985); Collateralized by:
     United States Government Issues (e)                            1,021,900     1,021,900
                                                                               ------------
                                                                                 11,721,900
United States Government Issues 1.0%
FNMA Notes, 6.75%, Due 8/15/02                                      1,975,000     2,031,270
United States Treasury Bills,
     Due 1/17/02 thru 3/14/02 (c)                                     800,000       798,905
                                                                               ------------
                                                                                  2,830,175
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $14,508,076)                                  14,552,075
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $279,364,453) 99.9%                       299,593,755
Other Assets and Liabilities, Net 0.1%                                              427,849
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $300,021,604
===========================================================================================

FUTURES
-------------------------------------------------------------------------------------------
                                                               Underlying
                                                Expiration    Face Amount       Unrealized
                                                   Date         at Value       Depreciation
-------------------------------------------------------------------------------------------
Purchased:
29 Five-Year U.S. Treasury Notes                   3/02       $ 3,069,016         $5,108
 7 Ten-Year U.S. Treasury Notes                    3/02           735,984          2,983
18 Two-Year U.S. Treasury Notes                    3/02         3,749,670          7,063

-------------------------------------------------------------------------------------------
                           STRONG BALANCED STOCK FUND

                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
-------------------------------------------------------------------------------------------
Common Stocks 68.1%
Aerospace - Defense 0.4%
Raytheon Company                                                        1,000  $     32,470

Aerospace - Defense Equipment 0.4%
United Technologies Corporation                                           450        29,084

Auto Manufacturers - Domestic 0.5%
General Motors Corporation                                                840        40,824

Banks - Money Center 4.1%
Bank of America Corporation                                               850        53,507
The Bank of New York Company, Inc.                                      1,500        61,200
Citigroup, Inc.                                                         2,200       111,056
J.P. Morgan Chase & Company                                             2,230        81,061
                                                                               ------------
                                                                                    306,824

Banks - Super Regional 2.1%
FleetBoston Financial Corporation                                         900        32,850
U.S. Bancorp                                                            2,700        56,511
Wells Fargo Company                                                     1,600        69,520
                                                                               ------------
                                                                                    158,881

Beverages - Alcoholic 0.3%
Constellation Brands, Inc. Class A (b)                                    600        25,710

Beverages - Soft Drinks 1.3%
The Coca-Cola Company                                                   2,100        99,015

Chemicals - Basic 0.6%
The Dow Chemical Company                                                  400        13,512
FMC Corporation (b)                                                       500        29,750
                                                                               ------------
                                                                                     43,262

Chemicals - Fertilizers 0.3%
Potash Corporation of Saskatchewan, Inc.                                  400        24,552

Commercial Services - Miscellaneous 0.4%
ARAMARK Corporation Class B (b)                                         1,200        32,280

Computer - Local Networks 0.5%
Cisco Systems, Inc. (b)                                                 2,000        36,220

Computer - Manufacturers 2.0%
Concurrent Computer Corporation (b)                                     1,100        16,335
International Business Machines Corporation                               900       108,864
Sun Microsystems, Inc. (b)                                              2,100        25,914
                                                                               ------------
                                                                                    151,113

Computer - Memory Devices 0.3%
EMC Corporation (b)                                                     1,800        24,192

Computer Software - Desktop 2.1%
Microsoft Corporation (b)                                               2,400       159,048

Computer Software - Enterprise 0.9%
Oracle Systems Corporation (b)                                          4,500        62,145
VERITAS Software Corporation (b)                                          200         8,964
                                                                               ------------
                                                                                     71,109

Diversified Operations 4.2%
AOL Time Warner, Inc. (b)                                               2,000        64,200
Agilent Technologies, Inc. (b)                                          1,800        51,318
E.I. Du Pont de Nemours & Company                                         900        38,259
Minnesota Mining & Manufacturing Company                                  400        47,284
Tyco International, Ltd.                                                2,000       117,800
                                                                               ------------
                                                                                    318,861

Electrical - Equipment 1.8%
General Electric Company                                                3,400       136,272

Electronics - Scientific Instruments 0.2%
Newport Corporation                                                       900        17,352

Electronics - Semiconductor
   Equipment 0.9%
Applied Materials, Inc. (b)                                             1,700        68,170

--------------------------------------------------------------------------------
                     STRONG BALANCED STOCK FUND (continued)

                                                            Shares or
                                                            Principal    Value
                                                              Amount   (Note 2)
--------------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing 2.9%
Conexant Systems, Inc. (b)                                   1,600     $ 22,976
Intel Corporation                                            2,700       84,915
Micron Technology, Inc. (b)                                  1,000       31,000
Texas Instruments, Inc.                                      2,800       78,400
                                                                       --------
                                                                        217,291

Energy - Other 0.2%
Calpine Corporation (b)                                        800       13,432

Finance - Investment Brokers 1.6%
Merrill Lynch & Company, Inc.                                1,200       62,544
Morgan Stanley, Dean Witter & Company                        1,100       61,534
                                                                       --------
                                                                        124,078

Finance - Investment Management 0.4%
T. Rowe Price Group, Inc.                                      900       31,257

Financial Services - Miscellaneous 1.3%
American Express Company                                     2,800       99,932

Household - Appliances 0.6%
Maytag Corporation                                           1,380       42,821

Insurance - Accident & Health 0.6%
UnumProvident Corporation                                    1,700       45,067

Insurance - Property/Casualty/Title 2.4%
The Allstate Corporation                                       700       23,590
American International Group, Inc.                           1,100       87,340
Chubb Corporation                                              540       37,260
Hartford Financial Services Group, Inc.                        500       31,415
                                                                       --------
                                                                        179,605

Leisure - Toys/Games/Hobby 0.4%
Mattel, Inc.                                                 1,700       29,240

Machinery - Construction/Mining 0.4%
Joy Global, Inc. (b)                                         1,800       30,240

Media - Cable TV 0.6%
Adelphia Communications Corporation Class A (b)              1,400       43,652

Media - Radio/TV 1.1%
Viacom, Inc. Class B (b)                                     1,800       79,470

Medical - Biomedical/Genetics 0.4%
Amgen, Inc. (b)                                                300       16,932
Immunex Corporation (b)                                        600       16,626
                                                                       --------
                                                                         33,558

Medical - Drug/Diversified 0.8%
Johnson & Johnson                                            1,000       59,100

Medical - Ethical Drugs 5.8%
American Home Products Corporation                           1,400       85,904
Bristol-Myers Squibb Company                                 1,000       51,000
Merck & Company, Inc.                                        1,700       99,960
Pfizer, Inc.                                                 3,100      123,535
Pharmacia Corporation                                        1,800       76,770
                                                                       --------
                                                                        437,169

Medical - Health Maintenance Organizations 0.4%
Health Net, Inc. (b)                                         1,500       32,670

Medical - Instruments 0.7%
Medtronic, Inc.                                              1,000     $ 51,210

Medical - Outpatient/Home Care 0.6%
HEALTHSOUTH Corporation (b)                                  3,100       45,942

Medical - Products 0.5%
Guidant Corporation (b)                                        700       34,860

Metal Processing & Fabrication 0.6%
Schering-Plough Corporation                                  1,200       42,972

Oil & Gas - Drilling 0.4%
Nabors Industries, Inc. (b)                                    900       30,897

Oil & Gas - International Integrated 2.8%
Conoco, Inc.                                                 1,400       39,620
Exxon Mobil Corporation                                      3,300      129,690
Royal Dutch Petroleum Company                                  900       44,118
                                                                       --------
                                                                        213,428

Oil & Gas - Production/Pipeline 0.7%
El Paso Corporation                                          1,200       53,532

Oil & Gas - United States Exploration & Production 0.8%
Devon Energy Corporation                                       600       23,190
Noble Affiliates, Inc.                                       1,090       38,466
                                                                       --------
                                                                         61,656

Paper & Paper Products 1.0%
Kimberly-Clark Corporation                                     500       29,900
Westvaco Corporation                                         1,600       45,520
                                                                       --------
                                                                         75,420

Pollution Control - Services 0.9%
Waste Management, Inc.                                       2,100       67,011

Retail - Apparel/Shoe 0.7%
The Gap, Inc.                                                3,500       48,790

Retail - Home Furnishings 0.3%
Rent-A-Center, Inc. (b)                                        700       23,499

Retail - Major Discount Chains 1.7%
Wal-Mart Stores, Inc.                                        2,200      126,610

Retail - Miscellaneous/Diversified 0.4%
Toys `R' Us, Inc. (b)                                        1,600       33,184

Retail - Restaurants 1.1%
McDonald's Corporation                                       3,200       84,704

Retail/Wholesale - Building Products 0.9%
The Home Depot, Inc.                                           700       35,707
Lowe's Companies, Inc.                                         700       32,487
                                                                       --------
                                                                         68,194

Retail/Wholesale - Food 0.3%
SUPERVALU, Inc.                                              1,000       22,120

Soap & Cleaning Preparations 1.0%
The Procter & Gamble Company                                 1,000       79,130

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------
                     STRONG BALANCED STOCK FUND (continued)

                                                            Shares or
                                                            Principal    Value
                                                              Amount   (Note 2)
--------------------------------------------------------------------------------
Telecommunications - Cellular 0.9%
AT&T Wireless Services, Inc. (b)                               3,000  $   43,110
United States Cellular Corporation (b)                           600      27,150
                                                                      ----------
                                                                          70,260

Telecommunications - Equipment 1.7%
ADC Telecommunications, Inc. (b)                               3,700      17,020
Lucent Technologies, Inc.                                      6,100      38,369
Motorola, Inc.                                                 4,700      70,594
                                                                      ----------
                                                                         125,983

Telecommunications - Services 3.9%
AT&T Corporation                                               2,100      38,094
Cablevision Systems New York Group Class A (b)                   800      37,960
Qwest Communications International, Inc.                       1,700      24,021
SBC Communications, Inc.                                       2,100      82,257
Sprint Corporation                                             1,100      22,088
Verizon Communications, Inc.                                   1,200      56,952
WorldCom, Inc.-WorldCom Group (b)                              2,400      33,792
                                                                      ----------
                                                                         295,164

Tobacco 0.7%
Philip Morris Companies, Inc.                                  1,100      50,435

Transportation - Truck 0.3%
Yellow Corporation (b)                                           900      22,590

Trucks & Parts - Heavy Duty 0.5%
Navistar International Corporation (b)                         1,000      39,500

Utility - Electric Power 1.5%
Duke Energy Corporation                                        1,500      58,890

FirstEnergy Corporation                                        1,500      52,470
                                                                      ----------
                                                                         111,360
--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,013,907)                                  5,152,272
--------------------------------------------------------------------------------

United States Government & Agency Issues 30.3%
FHLMC Debentures, 7.375%, Due 5/15/03                       $200,000     212,708
FNMA Notes:
   4.375%, Due 10/15/06                                      200,000     196,027
   6.00%, Due 5/15/08 thru 5/15/11                           425,000     439,812
United States Treasury Notes:
   5.00%, Due 8/15/11                                        275,000     274,399
   5.25%, Due 8/15/03                                        340,000     353,706
   5.75%, Due 11/15/05                                       550,000     581,217
   6.625%, Due 5/15/07                                       210,000     230,885
--------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $2,285,992)                                     2,288,754
--------------------------------------------------------------------------------


Short-Term Investments (a) 0.1%
Repurchase Agreements
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds
   $6,001); Collateralized by:
   United States Government Issues (e)                         6,000       6,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,000)                                 6,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $7,305,899) 98.5%                7,447,026
Other Assets and Liabilities, Net 1.5%                                   111,987
--------------------------------------------------------------------------------
Net Assets 100.0%                                                     $7,559,013
================================================================================

--------------------------------------------------------------------------------
                           STRONG DIVIDEND INCOME FUND

                                                            Shares or
                                                            Principal     Value
                                                              Amount    (Note 2)
--------------------------------------------------------------------------------
Common Stocks 84.9%
Aerospace - Defense 0.4%
The Boeing Company                                            10,000  $  387,800
General Dynamics Corporation                                   8,000     637,120
                                                                      ----------
                                                                       1,024,920

Aerospace - Defense Equipment 0.3%
United Technologies Corporation                               10,000     646,300

Auto Manufacturers - Domestic 0.2%
General Motors Corporation                                    10,000     486,000

Banks - Money Center 6.9%
Bank of America Corporation                                   78,000   4,910,100
The Bank of New York Company, Inc.                            10,000     408,000
Citigroup, Inc.                                              199,000  10,045,520
J.P. Morgan Chase & Company                                   20,000     727,000
                                                                      ----------
                                                                      16,090,620

Banks - Super Regional 1.8%
AmSouth Bancorporation                                        10,000     189,000
Bank One Corporation                                          10,000     390,500
FleetBoston Financial Corporation                             15,000     547,500
Wachovia Corporation                                          20,000     627,200
Wells Fargo Company                                           58,000   2,520,100
                                                                      ----------
                                                                       4,274,300

Beverages - Alcoholic 0.3%
Anheuser-Busch Companies, Inc.                                16,000     723,360

Beverages - Soft Drinks 0.3%
The Coca-Cola Company                                         10,000     471,500
PepsiCo, Inc.                                                  5,000     243,450
                                                                      ----------
                                                                         714,950

Building - Construction Products/Miscellaneous 0.2%
Masco Corporation                                             15,000     367,500

Chemicals - Basic 0.3%
The Dow Chemical Company                                      10,000     337,800
PPG Industries, Inc.                                           5,000     258,600
                                                                      ----------
                                                                         596,400

Commercial Services - Miscellaneous 0.1%
Dun & Bradstreet Corporation (b)                               5,000     176,500

Computer - Manufacturers 1.3%
Hewlett-Packard Company                                       10,000     205,400
International Business Machines Corporation                   23,000   2,782,080
                                                                      ----------
                                                                       2,987,480

Computer - Services 0.1%
Electronic Data Systems Corporation                            4,000     274,200

Computer Software - Enterprise 0.1%
Computer Associates International, Inc.                        7,000     241,430

Cosmetics - Personal Care 0.0%
The Gillette Company                                           3,000     100,200

Diversified Operations 0.8%
E.I. Du Pont de Nemours & Company                             20,000     850,200
Honeywell International, Inc.                                 10,000     338,200
Minnesota Mining & Manufacturing Company                       7,000     827,470
                                                                      ----------
                                                                       2,015,870

Electrical - Equipment 1.1%
Emerson Electric Company                                      48,000   2,740,800

------------------------------------------------------------------------------------------
                         STRONG DIVIDEND INCOME FUND (continued)

                                                                  Shares or
                                                                  Principal      Value
                                                                   Amount       (Note 2)
------------------------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing 0.2%
Advanced Micro Devices, Inc. (b)                                     10,000   $    158,600
LSI Logic Corporation (b)                                            15,000        236,700
                                                                              ------------
                                                                                   395,300
Energy - Other 0.8%
The AES Corporation (b)                                             112,500      1,839,375

Finance - Equity REIT 0.1%
Duke Realty Investments, Inc.                                         7,000        170,310

Finance - Investment Brokers 0.4%
Merrill Lynch & Company, Inc.                                        10,000        521,200
Morgan Stanley, Dean Witter & Company                                10,000        559,400
                                                                              ------------
                                                                                 1,080,600
Finance - Mortgage & Related Services 2.5%
Federal National Mortgage Association                                73,000      5,803,500

Finance - Savings & Loan 0.2%
Washington Mutual, Inc.                                              15,000        490,500

Financial Services - Miscellaneous 0.2%
American Express Company                                             10,000        356,900

Food - Miscellaneous Preparation 0.3%
ConAgra, Inc.                                                        15,000        356,550
General Mills, Inc.                                                   5,000        260,050
                                                                              ------------
                                                                                   616,600
Household - Appliances 0.2%
Whirlpool Corporation                                                 5,000        366,650

Insurance - Life 0.2%
Jefferson-Pilot Corporation                                           5,000        231,350
MetLife, Inc.                                                        10,000        316,800
                                                                              ------------
                                                                                   548,150
Insurance - Property/Casualty/Title 0.9%
The Allstate Corporation                                              5,000        168,500
American International Group, Inc.                                   22,000      1,746,800
The St. Paul Companies, Inc.                                          3,000        131,910
                                                                              ------------
                                                                                 2,047,210
Leisure - Photo Equipment/Related 0.1%
Eastman Kodak Company                                                 5,000        147,150

Leisure - Services 0.1%
The Walt Disney Company                                              10,000        207,200

Machinery - Construction/Mining 0.2%
Caterpillar, Inc.                                                    10,000        522,500

Media - Cable TV 0.4%
Comcast Corporation Class A (b)                                      15,000        540,000
Liberty Media Corporation Series A (b)                               30,000        420,000
                                                                              ------------
                                                                                   960,000
Media - Newspapers 0.5%
Gannett Company, Inc.                                                18,000      1,210,140

Medical - Drug/Diversified 1.1%
Abbott Laboratories                                                  15,000        836,250
Johnson & Johnson                                                    29,000      1,713,900
                                                                              ------------
                                                                                 2,550,150
Medical - Ethical Drugs 1.3%
Bristol-Myers Squibb Company                                          3,000        153,000
Merck & Company, Inc.                                                50,000      2,940,000
                                                                              ------------
                                                                                 3,093,000
Medical - Hospitals 0.2%
HCA-The Healthcare Company                                            3,000        115,620
Tenet Healthcare Corporation (b)                                      5,000        293,600
                                                                              ------------
                                                                                   409,220
Medical/Dental - Supplies 0.0%
Becton, Dickinson & Company                                          3,000          99,450

Metal Ores - Miscellaneous 0.2%
Alcoa, Inc.                                                         10,000         355,500

Metal Products - Fasteners 0.3%
Illinois Tool Works, Inc.                                           10,000         677,200

Oil & Gas - International Integrated 8.8%
BP PLC Sponsored ADR (b)                                           161,232       7,498,900
ChevronTexaco Corporation                                            2,000         179,220
Conoco, Inc.                                                        57,500       1,627,250
Exxon Mobil Corporation                                            185,200       7,278,360
Royal Dutch Petroleum Company                                       83,000       4,068,660
                                                                              ------------
                                                                                20,652,390
Oil & Gas - Production/Pipeline 4.1%
Dynegy, Inc.                                                       223,000       5,686,500
El Paso Corporation                                                 90,698       4,046,038
                                                                              ------------
                                                                                 9,732,538
Oil & Gas - United States Integrated 1.7%
Kerr McGee Corporation                                              70,000       3,836,000
Phillips Petroleum Company                                           3,500         210,910
                                                                              ------------
                                                                                 4,046,910
Paper & Paper Products 0.9%
International Paper Company                                         25,000       1,008,750
Kimberly-Clark Corporation                                          20,000       1,196,000
                                                                              ------------
                                                                                 2,204,750
Pollution Control - Services 0.1%
Waste Management, Inc.                                               5,000         159,550

Retail - Department Stores 0.1%
May Department Stores Company                                        3,000         110,940
Sears, Roebuck & Company                                             3,000         142,920
                                                                              ------------
                                                                                   253,860
Retail - Major Discount Chains 0.8%
Target Corporation                                                  44,000       1,806,200

Retail - Restaurants 0.2%
McDonald's Corporation                                              15,000         397,050

Retail/Wholesale - Food 0.2%
Albertson's, Inc.                                                   15,000         472,350

Soap & Cleaning Preparations 0.8%
The Procter & Gamble Company                                        24,000       1,899,120

Telecommunications - Equipment 0.0%
Lucent Technologies, Inc.                                           10,000          62,900

Telecommunications - Services 9.5%
BellSouth Corporation                                              310,000      11,826,500
SBC Communications, Inc.                                           265,001      10,380,089
                                                                              ------------
                                                                                22,206,589
Tobacco 1.3%
Philip Morris Companies, Inc.                                       69,000       3,163,650

Transportation - Airline 0.1%
Southwest Airlines Company                                          10,000         184,800

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       December 31, 2001
------------------------------------------------------------------------------------------
                    STRONG DIVIDEND INCOME FUND (continued)

                                                                  Shares or
                                                                  Principal      Value
                                                                   Amount       (Note 2)
------------------------------------------------------------------------------------------
Transportation - Rail 0.1%
Burlington Northern Santa Fe Corporation                             10,000   $    285,300

Utility - Electric Power 26.9%
Dominion Resources, Inc.                                            102,135      6,138,314
Duke Energy Corporation                                             179,000      7,027,540
Energy East Corporation                                             115,400      2,191,446
FirstEnergy Corporation                                             621,200     21,729,576
SCANA Corporation                                                    59,700      1,661,451
TECO Energy                                                         190,800      5,006,592
TXU Corporation                                                     412,000     19,425,800
                                                                              ------------
                                                                                63,180,719
Utility - Gas Distribution 4.7%
Equitable Resources, Inc.                                           112,400      3,829,468
ONEOK, Inc.                                                         345,800      6,169,072
Vectren Corporation                                                  41,800      1,002,364
                                                                              ------------
                                                                                11,000,904
------------------------------------------------------------------------------------------
Total Common Stocks (Cost $172,628,438)                                        199,117,015
------------------------------------------------------------------------------------------
Short-Term Investments (a) 18.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase proceeds
   $42,203,751); Collateralized by:
   United States Government Issues (e)                          $42,200,000     42,200,000

State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds
   $993,183); Collateralized by:
   United States Government Issues (e)                              993,100        993,100
------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $43,193,100)                                 43,193,100
------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $215,821,538) 103.3%                     242,310,115
Other Assets and Liabilities, Net (3.3%)                                        (7,882,411)
------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $234,427,704
==========================================================================================

------------------------------------------------------------------------------------------
                                    STRONG ENERGY FUND
                                                                  Shares or
                                                                  Principal      Value
                                                                   Amount       (Note 2)
------------------------------------------------------------------------------------------
Common Stocks 92.7%
Chemicals - Specialty 0.8%
Engelhard Corporation                                                 5,000   $    138,400

Energy - Other 1.1%
Arch Coal, Inc.                                                       8,000        181,600

Oil & Gas - Canadian Exploration & Production 4.0%
Talisman Energy, Inc.                                                17,500        662,375

Oil & Gas - Drilling 7.3%
ENSCO International, Inc.                                            17,500        434,875
Nabors Industries, Inc. (b)                                           4,500        154,485
Rowan Companies, Inc. (b)                                            15,000        290,550
Transocean Sedco Forex, Inc.                                         10,000        338,200
                                                                              ------------
                                                                                 1,218,110
Oil & Gas - Field Services 1.9%
BJ Services Company (b)                                              10,000        324,500

Oil & Gas - International Integrated 16.9%
BP PLC Sponsored ADR (b)                                              7,500        348,825
ChevronTexaco Corporation                                             9,500        851,295
Conoco, Inc.                                                         16,000        452,800
Exxon Mobil Corporation                                              22,000        864,600
Royal Dutch Petroleum Company                                         6,000        294,120
                                                                              ------------
                                                                                 2,811,640
Oil & Gas - International Specialty 3.5%
Murphy Oil Corporation                                                7,000        588,280

Oil & Gas - Machinery/Equipment 13.5%
Cooper Cameron Corporation (b)                                       12,000        484,320
Dril-Quip, Inc. (b)                                                  17,000        409,700
National-Oilwell, Inc. (b)                                           13,000        267,930
Smith International, Inc. (b)                                        10,000        536,200
Weatherford International, Inc. (b)                                  15,000        558,900
                                                                              ------------
                                                                                 2,257,050
Oil & Gas - Production/Pipeline 6.1%
El Paso Corporation                                                  11,650        519,706
Western Gas Resources, Inc.                                          15,500        500,960
                                                                              ------------
                                                                                 1,020,666
Oil & Gas - United States Exploration & Production 20.1%
Anadarko Petroleum Corporation                                        7,000        397,950
Apache Corporation                                                    6,600        329,208
Devon Energy Corporation                                              8,000        309,200
EOG Resources, Inc.                                                   7,000        273,770
Noble Affiliates, Inc.                                               17,000        599,930
Ocean Energy, Inc.                                                   32,000        614,400
Plains Resources, Inc. (b)                                           10,000        246,100
Spinnaker Exploration Company (b)                                    11,000        452,760
Westport Resources Corporation (b)                                    7,000        121,450
                                                                              ------------
                                                                                 3,344,768
Oil & Gas - United States Integrated 6.8%
Amerada Hess Corporation                                              7,000        437,500
USX-Marathon Group (b)                                               23,200        696,000
                                                                              ------------
                                                                                 1,133,500
Utility - Electric Power 2.9%
CMS Energy Corporation                                               20,000        480,600

Utility - Gas Distribution 7.8%
Equitable Resources, Inc.                                            15,000        511,050
ONEOK, Inc.                                                          23,000        410,320
Questar Corporation                                                  15,000        375,750
                                                                              ------------
                                                                                 1,297,120
------------------------------------------------------------------------------------------
Total Common Stocks (Cost $14,606,505)                                          15,458,609
------------------------------------------------------------------------------------------
Short-Term Investments (a) 7.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase proceeds
   $600,053); Collateralized by:
   United States Government Issues (e)                             $600,000        600,000

State Street Bank (Dated 12/31/01), 1.50%
   Due 1/02/02 (Repurchase proceeds
   $598,750); Collateralized by:
   United States Government Issues (e)                              598,700        598,700
------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,198,700)                                   1,198,700
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $15,805,205) 99.9%                        16,657,309
Other Assets and Liabilities, Net 0.1%                                               9,912
------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $ 16,667,221
==========================================================================================

--------------------------------------------------------------------------------------
                          STRONG MULTI CAP VALUE FUND

                                                              Shares or
                                                              Principal      Value
                                                               Amount       (Note 2)
--------------------------------------------------------------------------------------
Common Stocks 94.4%
Auto Manufacturers - Domestic 2.9%
General Motors Corporation (g)                                 213,300    $ 10,366,380

Auto/Truck - Original Equipment 6.6%
Borg-Warner Automotive, Inc. (g)                               165,600       8,652,600
Dana Corporation (g)                                           386,400       5,363,232
Superior Industries International, Inc.                        233,300       9,390,325
                                                                          ------------
                                                                            23,406,157

Banks - Money Center 3.0%
Bank of America Corporation (g)                                112,400       7,075,580
J.P. Morgan Chase & Company (g)                                 97,400       3,540,490
                                                                          ------------
                                                                            10,616,070

Building - Construction Products/
   Miscellaneous 3.5%
Royal Group Technologies, Ltd. (b)                             661,900      12,212,055

Building - Maintenance & Services 1.1%
ABM Industries, Inc.                                           119,100       3,733,785

Chemicals - Specialty 2.0%
Solutia, Inc.                                                  502,600       7,046,452

Electronics - Laser Systems/Component 2.5%
Coherent, Inc. (b) (g)                                         284,500       8,796,740

Electronics - Scientific Instruments 1.3%
Veeco Instruments, Inc. (b) (g)                                123,700       4,459,385

Electronics Products - Miscellaneous 0.6%
Power Integrations, Inc. (b) (g)                                94,000       2,146,960

Finance - Investment Management 1.7%
Franklin Resources, Inc. (g)                                   172,800       6,094,656

Household - Appliances 1.8%
Maytag Corporation                                             205,900       6,389,077

Insurance - Property/Casualty/Title 8.4%
Chubb Corporation (g)                                          122,300       8,438,700
Mercury General Corporation (g)                                281,905      12,307,972
PartnerRe, Ltd.                                                164,400       8,877,600
                                                                          ------------
                                                                            29,624,272

Leisure - Gaming 0.4%
Harrah's Entertainment, Inc. (b) (g)                            25,000         925,250
Station Casinos, Inc. (b)                                       33,200         371,508
                                                                          ------------
                                                                             1,296,758

Medical - Ethical Drugs 2.3%
Bristol-Myers Squibb Company (g)                                56,900       2,901,900
Schering-Plough Corporation (g)                                147,500       5,281,975
                                                                          ------------
                                                                             8,183,875

Medical - Products 0.2%
Pall Corporation                                                31,100         748,266

Medical/Dental - Services 2.4%
Omnicare, Inc. (g)                                             340,600       8,474,128

Metal Ores - Gold/Silver 4.7%
Harmony Gold Mining Company, Ltd.
   Sponsored ADR                                               830,500       5,406,555
Newmont Mining Company (g)                                     588,600      11,248,146
                                                                          ------------
                                                                            16,654,701

Metal Ores - Miscellaneous 3.8%
Cameco Corporation                                             539,800    $ 13,365,448

Oil & Gas - Drilling 2.6%
Helmerich & Payne, Inc. (g)                                    276,700       9,236,246

Oil & Gas - Field Services 9.6%
Global Industries, Ltd. (b) (g)                              1,002,700       8,924,030
Key Energy Services, Inc. (b)                                  870,700       8,010,440
Petroleum Geo-Services ASA
   Sponsored ADR (b)                                           957,500       7,621,700
Schlumberger, Ltd. (g)                                         170,200       9,352,490
                                                                          ------------
                                                                            33,908,660

Oil & Gas - International Integrated 2.0%
Conoco, Inc.                                                   249,300       7,055,190

Oil & Gas - International Specialty 0.8%
BHP Billiton, Ltd. Sponsored ADR                               280,800       3,007,368

Oil & Gas - United States
   Exploration & Production       7.6%
Forest Oil Corporation (b) (g)                                 437,200      12,333,412
Noble Affiliates, Inc. (g)                                     251,300       8,868,377
Stone Energy Corporation (b) (g)                               142,300       5,620,850
                                                                          ------------
                                                                            26,822,639

Retail - Department Stores        1.5%
May Department Stores Company                                  139,800       5,169,804

Retail - Discount & Variety       2.1%
Family Dollar Stores, Inc. (g)                                 247,500       7,420,050

Retail/Wholesale - Office Supplies 0.5%
Office Depot, Inc. (b) (g)                                     100,000       1,854,000

Steel - Specialty Alloys 3.1%
UCAR International, Inc. (b)                                 1,032,700      11,049,890

Telecommunications - Cellular     1.5%
AT&T Wireless Services, Inc. (b)                               366,000       5,259,420

Telecommunications - Equipment 1.8%
ECI Telecom, Ltd. (b)                                        1,206,400       6,478,368

Telecommunications - Services 10.2%
ALLTEL Corporation                                             107,200       6,617,456
Montana Power Company (b)                                    1,101,200       6,331,900
Qwest Communications International, Inc. (g)                   473,400       6,689,142
Sprint Corporation                                             457,600       9,188,608
WorldCom, Inc.-WorldCom Group (b) (g)                          514,800       7,248,384
                                                                          ------------
                                                                            36,075,490

Transportation - Rail 1.9%
Canadian National Railway Company (g)                          137,900       6,657,812
--------------------------------------------------------------------------------------
Total Common Stocks (Cost $378,723,106)                                    333,610,102
--------------------------------------------------------------------------------------
Short-Term Investments (a) 7.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
  Due 1/02/02 (Repurchase proceeds
  $25,602,276); Collateralized by:
  United States Government Issues (e)                     $ 25,600,000      25,600,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------

                    STRONG MULTI CAP VALUE FUND (continued)

                                                                Shares or
                                                                Principal     Value
                                                                 Amount      (Note 2)
---------------------------------------------------------------------------------------
State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds
  $2,142,379); Collateralized by: United States
  Government Issues (e)                                       $ 2,142,200  $  2,142,200
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $27,742,200 )                             27,742,200
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments in Securities (Cost $406,465,306) 102.2%                  361,352,302
Other Assets and Liabilities, Net (2.2%)                                     (7,903,246)
---------------------------------------------------------------------------------------
Net Assets   100.0%                                                        $353,449,056
=======================================================================================

WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------
                                                                Contracts    Premiums
---------------------------------------------------------------------------------------

Options outstanding at beginning of year                            3,825  $    747,907
Options written during the year                                    15,668     3,568,539
Options closed                                                     (8,163)   (1,734,584)
Options expired                                                    (1,255)     (210,463)
Options exercised                                                    (975)     (197,193)
                                                                   ------  ------------
Options outstanding at end of year                                  9,100  $  2,174,206
                                                                   ======  ============

Closed, expired and exercised options resulted in a capital gain of $321,634 for the three months ended December 31, 2001.
WRITTEN CALL OPTIONS DETAIL

---------------------------------------------------------------------------------------
                                                                Contracts
                                                               (100 shares    Value
                                                              per contract)  (Note 2)
---------------------------------------------------------------------------------------
Bank of America Corporation
  (Strike price is $60.00. Expiration date is 1/18/02.
  Premium received is $35,699.)                                       100      ($38,000)
  (Strike price is $65.00. Expiration date is 2/15/02.
  Premium received is $8,350.)                                         50        (8,875)

Borg-Warner Automotive, Inc.
  (Strike price is $50.00. Expiration date is 1/18/02.
  Premium received is $43,898.)                                       200       (60,000)
  (Strike price is $45.00. Expiration date is 4/19/02.
  Premium received is $71,698.)                                       100       (84,500)

Bristol-Myers Squibb Company
  (Strike price is $50.00. Expiration date is 1/18/02.
  Premium received is $13,600.)                                        50        (8,500)

Canadian National Railway Company
  (Strike price is $50.00. Expiration date is 4/19/02.
  Premium received is $28,299.)                                       150       (36,750)

Chubb Corporation
  (Strike price is $65.00. Expiration date is 1/18/02.
  Premium  received is $117,546.)                                     150       (69,000)
  (Strike price is $70.00. Expiration date is 1/18/02.
  Premium received is $102,896.)                                      200       (25,000)

Coherent, Inc.
  (Strike price is $25.00. Expiration date is 1/18/02.
  Premium received is $55,698.)                                       100       (61,500)
  (Strike price is $30.00. Expiration date is 1/18/02.
  Premium received is $76,986.)                                       250       (51,875)
  (Strike price is $35.00. Expiration date is 1/18/02.
  Premium received is $8,400.)                                        100        (2,750)
  (Strike price is $25.00. Expiration date is 2/15/02.
  Premium received is $25,849.)                                        50       (33,250)
  (Strike price is $30.00. Expiration date is 2/15/02.
  Premium received is $26,699.)                                       100       (29,250)

Dana Corporation
  (Strike price is $10.00. Expiration date is 1/18/02.
  Premium received is $42,324.)                                       225      ($90,000)
  (Strike price is $12.50. Expiration date is 1/18/02.
  Premium received is $22,799.)                                       225       (38,813)
  (Strike price is $10.00. Expiration date is 4/19/02.
  Premium received is $10,725.)                                        50       (22,500)
  (Strike price is $12.50. Expiration date is 4/19/02.
  Premium received is $48,723.)                                       300       (84,750)
  (Strike price is $15.00. Expiration date is 4/19/02.
  Premium received is $66,798.)                                       400       (67,000)

Family Dollar Stores, Inc.
  (Strike price is $25.00. Expiration date is 1/18/02.
  Premium received is $15,899.)                                        75       (37,500)
  (Strike price is $30.00. Expiration date is 1/18/02.
  Premium received is $19,049.)                                       150       (13,125)

Forest Oil Corporation
  (Strike price is $25.00. Expiration date is 1/18/02.
  Premium received is $10,365.)                                        50       (17,500)
  (Strike price is $30.00. Expiration date is 2/15/02.
  Premium received is $14,699.)                                       100       (11,750)

Franklin Resources, Inc.
  (Strike price is $30.00. Expiration date is 1/18/02.
  Premium received is $18,849.)                                        50       (27,750)

General Motors Corporation
  (Strike price is $40.00. Expiration date is 1/18/02.
  Premium received is $24,349.)                                        50       (43,250)
  (Strike price is $45.00. Expiration date is 1/18/02.
  Premium received is $40,874.)                                       125       (49,375)
  (Strike price is $50.00. Expiration date is 1/18/02.
  Premium received is $31,799.)                                       150       (10,875)
  (Strike price is $55.00. Expiration date is 1/18/02.
   Premium received is $4,450.)                                        50          (250)

Global Industries, Ltd.
  (Strike price is $7.50. Expiration date is 3/15/02.
  Premium received is $28,049.)                                       150       (29,625)
  (Strike price is $7.50. Expiration date is 6/21/02.
  Premium received is $24,699.)                                       100       (25,000)
  (Strike price is $10.00. Expiration date is 6/21/02.
  Premium received is $14,699.)                                       100       (13,750)

Harrah's Entertainment, Inc.
  (Strike price is $35.00. Expiration date is 1/18/02.
  Premium received is $7,350.)                                         50       (12,250)
  (Strike price is $27.50. Expiration date is 2/15/02.
  Premium received is $67,698.)                                       100       (96,500)
  (Strike price is $30.00. Expiration date is 2/15/02.
  Premium received is $33,449.)                                       100       (72,500)

Helmerich & Payne, Inc.
  (Strike price is $30.00. Expiration date is 1/18/02.
  Premium received is $32,549.)                                       150       (55,500)
  (Strike price is $35.00. Expiration date is 3/15/02.
  Premium received is $6,350.)                                         50       (10,375)

J.P. Morgan Chase & Company
  (Strike price is $35.00. Expiration date is 1/18/02.
  Premium received is $17,199.)                                       100       (19,000)
  (Strike price is $40.00. Expiration date is 1/18/02.
  Premium received is $7,100.)                                         50        (1,000)

-----------------------------------------------------------------------------------------------
                            STRONG MULTI CAP VALUE FUND (continued)

                                                                    Contracts
                                                                   (100 shares        Value
                                                                  per contract)     (Note 2)
-----------------------------------------------------------------------------------------------
Mercury General Corporation
   (Strike price is $40.00. Expiration date is 1/18/02.
   Premium received is $73,907.)                                       330         ($122,100)
   (Strike price is $40.00. Expiration date is 3/15/02.
   Premium received is $19,349.)                                        50           (21,500)
   (Strike price is $45.00. Expiration date is 3/15/02.
   Premium received is $10,275.)                                        75            (9,562)
   (Strike price is $45.00. Expiration date is 6/21/02.
   Premium received is $36,739.)                                       220           (47,850)

Newmont Mining Company
   (Strike price is $20.00. Expiration date is 1/18/02.
   Premium received is $20,349.)                                       200            (7,500)
   (Strike price is $22.50. Expiration date is 3/15/02.
   Premium received is $5,100.)                                         50            (2,625)

Noble Affiliates, Inc.
   (Strike price is $30.00. Expiration date is 1/18/02.
   Premium received is $11,600.)                                        50           (27,000)
   (Strike price is $30.00. Expiration date is 2/15/02.
   Premium received is $29,699.)                                       100           (58,000)

Office Depot, Inc.
   (Strike price is $15.00. Expiration date is 1/18/02.
   Premium received is $83,147.)                                       750          (262,500)
   (Strike price is $15.00. Expiration date is 4/19/02.
   Premium received is $28,949.)                                       100           (39,000)
   (Strike price is $17.50. Expiration date is 4/19/02.
   Premium received is $22,299.)                                       150           (30,375)

Omnicare, Inc.
   (Strike price is $20.00. Expiration date is 1/18/02.
   Premium received is $21,799.)                                       100           (49,000)
   (Strike price is $22.50. Expiration date is 1/18/02.
   Premium received is $15,699.)                                       100           (26,000)
   (Strike price is $25.00. Expiration date is 3/15/02.
   Premium received is $6,100.)                                         50            (9,375)

Power Integrations, Inc.
   (Strike price is $22.50. Expiration date is 1/18/02.
   Premium received is $43,399.)                                       200           (32,500)
   (Strike price is $30.00. Expiration date is 1/18/02.
   Premium received is $24,049.)                                       150            (1,875)

Qwest Communications International, Inc.
   (Strike price is $12.50. Expiration date is 1/18/02.
   Premium received is $39,249.)                                       250           (45,000)
   (Strike price is $12.50. Expiration date is 4/19/02.
   Premium received is $37,049.)                                       150           (41,625)
   (Strike price is $15.00. Expiration date is 4/19/02.
   Premium received is $19,799.)                                       150           (22,875)

Schering-Plough Corporation
   (Strike price is $35.00. Expiration date is 1/18/02.
   Premium received is $11,350.)                                        50            (8,000)
   (Strike price is $37.50. Expiration date is 1/18/02.
   Premium received is $9,850.)                                         50            (2,250)
   (Strike price is $40.00. Expiration date is 1/18/02.
   Premium received is $7,850.)                                         50              (625)

Schlumberger, Ltd.
   (Strike price is $50.00. Expiration date is 1/18/02.
   Premium received is $79,747.)                                       250          (135,000)
   (Strike price is $55.00. Expiration date is 1/18/02.
   Premium received is $6,600.)                                         50            (9,500)
   (Strike price is $45.00. Expiration date is 2/15/02.
   Premium received is $40,849.)                                        50          ($52,000)
   (Strike price is $50.00. Expiration date is 2/15/02.
   Premium received is $44,199.)                                       100           (64,000)
   (Strike price is $55.00. Expiration date is 2/15/02.
   Premium received is $10,350.)                                        50           (16,250)

Stone Energy Corporation
   (Strike price is $35.00. Expiration date is 3/15/02.
   Premium received is $21,849.)                                        50           (28,750)

Veeco Instruments, Inc.
   (Strike price is $25.00. Expiration date is 1/18/02.
   Premium received is $50,698.)                                       100          (110,000)
   (Strike price is $30.00. Expiration date is 1/18/02.
   Premium received is $107,746.)                                      375          (230,625)

WorldCom, Inc.-WorldCom Group
   (Strike price is $15.00. Expiration date is 1/18/02.
   Premium received is $8,100.)                                        150            (3,750)
                                                                     -----       -----------
                                                                     9,100       ($2,876,200)
                                                                     =====       ===========

-----------------------------------------------------------------------------------------------
                                     STRONG BLUE CHIP FUND

                                                                  Shares or
                                                                  Principal         Value
                                                                    Amount         (Note 2)
-----------------------------------------------------------------------------------------------
Common Stocks 95.4%
Aerospace - Defense 2.6%
Lockheed Martin Corporation                                        189,300       $ 8,834,631

Banks - Money Center 2.5%
Citigroup, Inc.                                                    167,666         8,463,779

Banks - Super Regional 3.5%
Fifth Third Bancorp                                                191,300        11,780,254

Beverages - Soft Drinks 2.9%
PepsiCo, Inc.                                                      202,000         9,835,380

Commercial Services - Advertising 1.6%
Omnicom Group, Inc.                                                 60,000         5,361,000

Computer - Manufacturers 4.7%
Dell Computer Corporation (b)                                      337,700         9,178,686
International Business Machines Corporation                         40,000         4,838,400
Sun Microsystems, Inc. (b)                                         150,000         1,851,000
                                                                                 -----------
                                                                                  15,868,086

Computer - Memory Devices 0.8%
EMC Corporation (b)                                                200,000         2,688,000

Computer - Services 2.2%
Electronic Data Systems Corporation                                110,700         7,588,485

Computer Software - Desktop 4.7%
Microsoft Corporation (b)                                          240,600        15,944,562

Computer Software - Enterprise 2.6%
VERITAS Software Corporation (b)                                   200,000         8,964,000

Cosmetics - Personal Care 2.6%
The Gillette Company                                               260,000         8,684,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                            December 31, 2001
-----------------------------------------------------------------------------------------------
                               STRONG BLUE CHIP FUND (continued)

                                                                  Shares or
                                                                  Principal         Value
                                                                    Amount         (Note 2)
-----------------------------------------------------------------------------------------------
Diversified Operations 4.9%
AOL Time Warner, Inc. (b)                                          335,250      $ 10,761,525
Minnesota Mining & Manufacturing Company                            50,000         5,910,500
                                                                                ------------
                                                                                  16,672,025
Electrical - Equipment 2.8%
General Electric Company                                           238,700         9,567,096

Electronics - Semiconductor Manufacturing 4.8%
Intel Corporation                                                  200,000         6,290,000
Micron Technology, Inc. (b)                                        323,100        10,016,100
                                                                                ------------
                                                                                  16,306,100
Electronics Products - Miscellaneous 2.6%
Flextronics International, Ltd. (b)                                370,000         8,876,300

Finance - Investment Brokers 5.1%
The Goldman Sachs Group, Inc.                                      120,000        11,130,000
The Charles Schwab Corporation                                     400,000         6,188,000
                                                                                ------------
                                                                                  17,318,000
Insurance - Property/Casualty/Title 5.9%
American International Group, Inc.                                 136,262        10,819,203
XL Capital, Ltd. Class A                                           100,000         9,136,000
                                                                                ------------
                                                                                  19,955,203
Medical - Biomedical/Genetics 8.8%
Amgen, Inc. (b)                                                    150,000         8,466,000
Genentech, Inc. (b)                                                190,000        10,307,500
IDEC Pharmaceuticals Corporation (b)                               160,000        11,028,800
                                                                                ------------
                                                                                  29,802,300
Medical - Drug/Diversified 4.2%
Abbott Laboratories                                                150,000         8,362,500
Johnson & Johnson                                                  100,000         5,910,000
                                                                                ------------
                                                                                  14,272,500
Medical - Ethical Drugs 2.9%
Eli Lilly & Company                                                125,900         9,888,186

Metal Products - Fasteners 2.6%
Illinois Tool Works, Inc.                                          130,000         8,803,600

Oil & Gas - Drilling 2.0%
Transocean Sedco Forex, Inc.                                       201,400         6,811,348

Oil & Gas - Field Services 3.2%
Schlumberger, Ltd.                                                 200,000        10,990,000

Paper & Paper Products 2.4%
International Paper Company                                        200,000         8,070,000

Retail - Consumer Electronics 3.5%
Best Buy Company, Inc. (b)                                         158,000        11,767,840

Retail - Major Discount Chains 2.0%
Costco Wholesale Corporation (b)                                   150,000         6,657,000

Retail/Wholesale - Building Products 5.2%
The Home Depot, Inc.                                               128,400         6,549,684
Lowe's Companies, Inc.                                             236,200        10,962,042
                                                                                ------------
                                                                                  17,511,726
Telecommunications - Cellular 1.8%
Sprint Corporation - PCS Group (b)                                 246,700         6,021,947
--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $310,775,003)                                          323,303,348
--------------------------------------------------------------------------------------------

Short-Term Investments (a) 5.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase proceeds
   $17,001,511); Collateralized by:
   United States Government Issues (e)                        $ 17,000,000      $ 17,000,000
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds
  $1,527,227); Collateralized by:
   United States Government Issues (e)                           1,527,100         1,527,100
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $ 18,527,100)                                  18,527,100
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $329,302,103) 100.8%                       341,830,448
Other Assets and Liabilities, Net (0.8%)                                          (2,835,158)
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                               $338,995,290
============================================================================================

-----------------------------------------------------------------------------------------------
                                 STRONG GROWTH AND INCOME FUND

                                                                  Shares or
                                                                  Principal         Value
                                                                    Amount         (Note 2)
-----------------------------------------------------------------------------------------------
Common Stocks 99.4%
Aerospace - Defense 1.4%
Lockheed Martin Corporation                                         92,000      $  4,293,640
Raytheon Company                                                   263,000         8,539,610
                                                                                ------------
                                                                                  12,833,250
Aerospace - Defense Equipment 0.3%
United Technologies Corporation                                     48,000         3,102,240

Auto Manufacturers - Domestic 1.0%
General Motors Corporation                                         187,500         9,112,500

Banks - Money Center 6.7%
Bank of America Corporation                                        322,500        20,301,375
The Bank of New York Company, Inc.                                 114,000         4,651,200
Citigroup, Inc.                                                    601,000        30,338,480
J.P. Morgan Chase & Company                                        226,000         8,215,100
                                                                                ------------
                                                                                  63,506,155
Banks - Super Regional 2.7%
Bank One Corporation                                               117,500         4,588,375
FleetBoston Financial Corporation                                  166,000         6,059,000
Northern Trust Company                                             112,000         6,744,640
Wells Fargo Company                                                180,000         7,821,000
                                                                                ------------
                                                                                  25,213,015
Beverages - Alcoholic 0.7%
Anheuser-Busch Companies, Inc.                                     151,000         6,826,710

Beverages - Soft Drinks 2.0%
The Coca-Cola Company                                              226,000        10,655,900
PepsiCo, Inc.                                                      162,000         7,887,780
                                                                                ------------
                                                                                  18,543,680
Chemicals - Basic 1.2%
The Dow Chemical Company                                           329,000        11,113,620

Chemicals - Specialty 0.4%
Air Products & Chemicals, Inc.                                      75,000         3,518,250

Commercial Services - Staffing 0.2%
Robert Half International, Inc. (b)                                 56,000         1,495,200

------------------------------------------------------------------------------------------
                   STRONG GROWTH AND INCOME FUND (continued)

                                                                   Shares or
                                                                   Principal     Value
                                                                    Amount      (Note 2)
------------------------------------------------------------------------------------------
Computer - Local Networks 1.6%
Brocade Communications Systems, Inc. (b)                             28,000    $   927,360
Cisco Systems, Inc. (b)                                             787,000     14,252,570
                                                                               -----------
                                                                                15,179,930
Computer - Manufacturers 3.6%
Dell Computer Corporation (b)                                       394,000     10,708,920
International Business Machines Corporation                         166,500     20,139,840
Sun Microsystems, Inc. (b)                                          298,000      3,677,320
                                                                               -----------
                                                                                34,526,080
Computer - Memory Devices 0.3%
EMC Corporation (b)                                                 205,000      2,755,200

Computer - Services 0.9%
Electronic Data Systems Corporation                                 126,800      8,692,140

Computer Software - Desktop 3.9%
Microsoft Corporation (b)                                           563,000     37,310,010

Computer Software - Enterprise 2.4%
Oracle Systems Corporation (b)                                      633,000      8,741,730
PeopleSoft, Inc. (b)                                                121,000      4,864,200
Siebel Systems, Inc. (b)                                             83,000      2,322,340
VERITAS Software Corporation (b)                                    146,500      6,566,130
                                                                               -----------
                                                                                22,494,400
Cosmetics - Personal Care 0.6%
The Gillette Company                                                146,000      4,876,400

Diversified Operations 5.7%
AOL Time Warner, Inc. (b)                                           421,000     13,514,100
E.I. Du Pont de Nemours & Company                                    93,000      3,953,430
Minnesota Mining & Manufacturing Company                             98,500     11,643,685
Textron, Inc.                                                        59,000      2,446,140
Tyco International, Ltd.                                            387,000     22,794,300
                                                                               -----------
                                                                                54,351,655
Electrical - Equipment 4.0%
General Electric Company                                            939,000     37,635,120

Electronics - Semiconductor Equipment 0.2%
Novellus Systems, Inc. (b)                                           50,000      1,972,500

Electronics - Semiconductor Manufacturing 5.2%
Broadcom Corporation Class A (b)                                     45,900      1,880,982
Intel Corporation                                                   769,000     24,185,050
Maxim Integrated Products, Inc. (b)                                  35,300      1,853,603
Micron Technology, Inc. (b)                                         402,000     12,462,000
National Semiconductor Corporation (b)                               59,000      1,816,610
Texas Instruments, Inc.                                             179,000      5,012,000
Xilinx, Inc. (b)                                                     50,500      1,972,025
                                                                               -----------
                                                                                49,182,270
Finance - Consumer/Commercial Loans 0.9%
Household International, Inc.                                       141,000      8,169,540

Finance - Investment Brokers 1.4%
Morgan Stanley, Dean Witter & Company                               242,000     13,537,480

Finance - Mortgage & Related Services 1.4%
Federal Home Loan Mortgage Corporation                              199,000     13,014,600

Finance - Publicly Traded Investment Funds - Equity 1.2%
Standard & Poor's Depositary Receipt
   Trust Unit Series 1                                               99,000     11,319,660

Financial Services - Miscellaneous 1.5%
American Express Company                                            191,000    $ 6,816,790
First Data Corporation                                               74,700      5,860,215
MBNA Corporation                                                     56,000      1,971,200
                                                                               -----------
                                                                                14,648,205
Food - Confectionery 0.3%
Hershey Foods Corporation                                            48,000      3,249,600

Food - Miscellaneous Preparation 0.2%
Unilever NV - New York Shares                                        33,000      1,901,130

Insurance - Brokers 1.3%
Marsh & McLennan Companies, Inc.                                    113,700     12,217,065

Insurance - Property/Casualty/Title 2.1%
American International Group, Inc.                                  246,000     19,532,400

Leisure - Hotels & Motels 0.3%
Marriott International, Inc. Class A                                 59,000      2,398,350

Leisure - Services 1.0%
Cendant Corporation (b)                                             306,000      6,000,660
The Walt Disney Company                                             183,000      3,791,760
                                                                               -----------
                                                                                 9,792,420
Machinery - Construction/Mining 1.1%
Caterpillar, Inc.                                                   199,000     10,397,750

Machinery - Farm 0.3%
Deere & Company                                                      59,000      2,575,940

Machinery - General Industrial 0.7%
Ingersoll-Rand Company                                              150,000      6,271,500

Media - Cable TV 0.5%
Comcast Corporation Class A (b)                                     143,000      5,148,000

Media - Newspapers 0.4%
Gannett Company, Inc.                                                55,000      3,697,650

Media - Radio/TV 1.2%
Clear Channel Communications, Inc. (b)                               61,000      3,105,510
Viacom, Inc. Class B (b)                                            193,000      8,520,950
                                                                               -----------
                                                                                11,626,460
Medical - Biomedical/Genetics 0.6%
Amgen, Inc. (b)                                                      97,000      5,474,680

Medical - Drug/Diversified 2.8%
Abbott Laboratories                                                 192,000     10,704,000
Johnson & Johnson                                                   261,000     15,425,100
                                                                               -----------
                                                                                26,129,100
Medical - Ethical Drugs 6.0%
American Home Products Corporation                                  108,000      6,626,880
Bristol-Myers Squibb Company                                        146,000      7,446,000
Eli Lilly & Company                                                  79,000      6,204,660
Merck & Company, Inc.                                               159,000      9,349,200
Pfizer, Inc.                                                        553,000     22,037,050
Pharmacia Corporation                                               118,000      5,032,700
                                                                               -----------
                                                                                56,696,490
Medical - Health Maintenance Organizations 0.9%
UnitedHealth Group, Inc.                                            118,000      8,350,860
Medical - Hospitals 0.4%

HCA-The Healthcare Company                                           99,000      3,815,460

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                       December 31, 2001
------------------------------------------------------------------------------------------
                   STRONG GROWTH AND INCOME FUND (continued)

                                                                   Shares or
                                                                   Principal     Value
                                                                    Amount      (Note 2)
------------------------------------------------------------------------------------------
Medical - Instruments 0.6%
Medtronic, Inc.                                                     103,000   $  5,274,630

Medical - Products 1.2%
Baxter International, Inc.                                          134,000      7,186,420
Guidant Corporation (b)                                              91,000      4,531,800
                                                                              ------------
                                                                                11,718,220
Medical - Wholesale Drugs/Sundries 0.3%
Cardinal Health, Inc.                                                38,000      2,457,080

Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.                                                         138,000      4,905,900

Metal Processing & Fabrication 0.4%
Schering-Plough Corporation                                         103,000      3,688,430

Metal Products - Fasteners 0.5%
Illinois Tool Works, Inc.                                            75,500      5,112,860

Oil & Gas - International Integrated 4.7%
ChevronTexaco Corporation                                           130,000     11,649,300
Exxon Mobil Corporation                                             620,000     24,366,000
Royal Dutch Petroleum Company                                       173,000      8,480,460
                                                                              ------------
                                                                                44,495,760
Oil & Gas - Machinery/Equipment 0.6%
Baker Hughes, Inc.                                                  166,000      6,054,020

Oil & Gas - Production/Pipeline 0.4%
El Paso Corporation                                                  84,000      3,747,240

Oil & Gas - Refining/Marketing 0.3%
Valero Energy Corporation                                            74,000      2,820,880

Oil & Gas - United States Exploration & Production 0.5%
Anadarko Petroleum Corporation                                       91,000      5,173,350

Paper & Paper Products 1.6%
International Paper Company                                         364,000     14,687,400

Pollution Control - Services 0.2%
Waste Management, Inc.                                               60,000      1,914,600

Retail - Department Stores 0.8%
Kohl's Corporation (b)                                               72,000      5,071,680
May Department Stores Company                                        67,000      2,477,660
                                                                              ------------
                                                                                 7,549,340
Retail - Drug Stores 0.4%
Walgreen Company                                                    116,000      3,904,560

Retail - Major Discount Chains 3.6%
Costco Wholesale Corporation (b)                                    143,000      6,346,340
Target Corporation                                                   88,000      3,612,400
Wal-Mart Stores, Inc.                                               425,000     24,458,750
                                                                              ------------
                                                                                34,417,490
Retail - Super/Mini Markets 0.1%
Safeway, Inc. (b)                                                    35,000      1,461,250

Retail/Wholesale - Building Products 2.4%
The Home Depot, Inc.                                                228,000     11,630,280
Lowe's Companies, Inc.                                              233,000     10,813,530
                                                                              ------------
                                                                                22,443,810
Retail/Wholesale - Office Supplies 0.6%
Staples, Inc. (b)                                                   320,000   $  5,984,000

Soap & Cleaning Preparations 2.0%
Colgate Palmolive Company                                            54,000      3,118,500
The Procter & Gamble Company                                        204,000     16,142,520
                                                                              ------------
                                                                                19,261,020

Telecommunications - Cellular 0.2%
Sprint Corporation - PCS Group (b)                                   86,000      2,099,260

Telecommunications - Equipment 0.4%
JDS Uniphase Corporation (b)                                         96,500        842,445
Qualcomm, Inc. (b)                                                   67,000      3,383,500
                                                                              ------------
                                                                                 4,225,945
Telecommunications - Services 4.2%
AT&T Corporation                                                    319,000      5,786,660
BellSouth Corporation                                               155,000      5,913,250
SBC Communications, Inc.                                            288,000     11,280,960
Verizon Communications, Inc.                                        262,000     12,434,520
WorldCom, Inc.-WorldCom Group (b)                                   325,000      4,576,000
                                                                              ------------
                                                                                39,991,390
Tobacco 0.9%
Philip Morris Companies, Inc.                                       184,000      8,436,400

Utility - Electric Power 0.5%
Duke Energy Corporation                                             123,000      4,828,980
------------------------------------------------------------------------------------------
Total Common Stocks (Cost $792,760,719)                                        940,858,480
------------------------------------------------------------------------------------------
Short-Term Investments (a) 1.0%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase proceeds
   $8,000,711); Collateralized by:
   United States Government Issues (e)                           $8,000,000      8,000,000

State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds
   $1,460,322); Collateralized by:
   United States Government Issues (e)                            1,460,200      1,460,200
------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $9,460,200)                                   9,460,200
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $802,220,919) 100.4%                     950,318,680
Other Assets and Liabilities, Net (0.4%)                                        (3,852,238)
------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $946,466,442
==========================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d) Restricted security.
(e) See Note 2(I) of Notes to Financial Statements.
(f) All or a portion of security is when-issued.
(g) All or a portion of these securities are held in conjunction with open written option contracts.
(h) Restricted and illiquid security.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                     (In Thousands, Except Per Share Amounts)

                                                           Strong     Strong Balanced  Strong Dividend   Strong       Strong Multi
                                                       Balanced Fund    Stock Fund      Income Fund    Energy Fund   Cap Value Fund
                                                       -------------    ----------      -----------    -----------   --------------
                                                                                                                         (Note 1)
Assets:
   Investments in Securities, at Value
     (Including Repurchase Agreements of
     $11,722, $6, $43,193, $1,199 and $27,742,
     respectively)
     (Cost of $279,364, $7,306,  $215,822, $15,805
     and $406,465, respectively)                          $  299,594       $ 7,447       $  242,310      $  16,657       $ 361,352
   Receivable for Securities Sold                              2,148           102            6,343             --           3,070
   Receivable for Fund Shares Sold                                22            30               44             28              29
   Dividends and Interest Receivable                           2,001            31              610              5             218
   Paydown Receivable                                             29            --               --             --              --
   Variation Margin Receivable                                    14            --               --             --              --
   Other Assets                                                   18            10               10             10             132
                                                       -------------    ----------      -----------    -----------  --------------
   Total Assets                                              303,826         7,620          249,317         16,700         364,801

Liabilities:
   Payable for Securities Purchased                            3,631            48           12,111             --           7,845
    Written Options, at Value
     (Premiums Received of $0, $0, $0, $ 0
      and $2,174, respectively)                                   --            --               --             --           2,876
   Payable for Fund Shares Redeemed                               40            --            2,685             15             375
   Accrued Operating Expenses and Other Liabilities              133            13               93             18             256
                                                       -------------    ----------      -----------    -----------  --------------
       Total Liabilities                                       3,804            61           14,889             33          11,352
                                                       -------------    ----------      -----------    -----------  --------------
Net Assets                                                $  300,022       $ 7,559       $  234,428      $  16,667       $ 353,449
                                                       =============    ==========      ===========    ===========  ==============


Net Assets Consist of:
   Capital Stock (par value and paid-in capital)          $  303,399       $ 7,510       $  206,018      $  17,580       $ 453,980
   Undistributed Net Investment Income                            82             2               43             --              --
   Accumulated Net Realized Gain (Loss)                      (23,673)          (94)           1,879         (1,765)        (54,716)
   Net Unrealized Appreciation (Depreciation)                 20,214           141           26,488            852         (45,815)
                                                       -------------    ----------      -----------    -----------  --------------
   Net Assets                                             $  300,022       $ 7,559       $  234,428      $  16,667       $ 353,449
                                                       =============    ==========      ===========    ===========  ==============

Capital Shares Outstanding
   (Unlimited Number Authorized)                              15,927           692           15,431          1,541           6,719

Net Asset Value Per Share                                 $    18.84       $ 10.92       $    15.19      $   10.82       $   52.60
                                                       =============    ==========      ===========    ===========  ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                                    (In Thousands, Except Per Share Amounts)

                                                                                    Strong
                                                                                Blue Chip Fund
                                                                                --------------
Assets:
   Investments in Securities, at Value (Cost of $329,302)                         $ 341,830
   Receivable for Fund Shares Sold                                                       33
   Dividends and Interest Receivable                                                    196
   Other Assets                                                                          43
                                                                                  ---------
   Total Assets                                                                     342,102

Liabilities:
   Payable for Securities Purchased                                                   2,500
   Payable for Fund Shares Redeemed                                                     272
   Accrued Operating Expenses and Other Liabilities                                     335
                                                                                  ---------
   Total Liabilities                                                                  3,107
                                                                                  ---------
Net Assets                                                                        $ 338,995
                                                                                  =========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                  $ 448,032
   Accumulated Net Realized Loss                                                   (121,565)
   Net Unrealized Appreciation                                                       12,528
                                                                                  ---------
   Net Assets                                                                     $ 338,995
                                                                                  =========
Capital Shares Outstanding (Unlimited Number Authorized)                             27,437

Net Asset Value Per Share                                                         $   12.36
                                                                                  =========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                                    (In Thousands, Except As Noted)

                                                                             Strong Growth
                                                                            and Income Fund
                                                                            ---------------

Assets:
   Investments in Securities, at Value (Cost of $802,221)                    $    950,319
   Receivable for Securities Sold                                                  11,318
   Receivable for Fund Shares Sold                                                    218
   Dividends and Interest Receivable                                                  942
   Other Assets                                                                        38
                                                                             ------------
   Total Assets                                                                   962,835

Liabilities:
   Payable for Securities Purchased                                                15,022
   Payable for Fund Shares Redeemed                                                   745
   Accrued Operating Expenses and Other Liabilities                                   602
                                                                             ------------
   Total Liabilities                                                               16,369
                                                                             ------------
Net Assets                                                                   $    946,466
                                                                             ============
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                             $    976,237
   Undistributed Net Investment Income                                                278
   Accumulated Net Realized Loss                                                 (178,147)
   Net Unrealized Appreciation                                                    148,098
                                                                             ------------
   Net Assets                                                                $    946,466
                                                                             ============
Investor Class ($ and shares in full)
   Net Assets                                                                $886,066,149
   Capital Shares Outstanding (Unlimited Number Authorized)                    43,689,831

   Net Asset Value Per Share                                                 $      20.28
                                                                             ============
Institutional Class ($ and shares in full)
   Net Assets                                                                $ 46,576,840
   Capital Shares Outstanding (Unlimited Number Authorized)                     2,273,674

   Net Asset Value Per Share                                                 $      20.49
                                                                             ============
Advisor Class ($ and shares in full)
   Net Assets                                                                $ 13,823,453
   Capital Shares Outstanding (Unlimited Number Authorized)                       684,319

   Net Asset Value Per Share                                                 $      20.20
                                                                             ============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                (In Thousands)

                                      Strong Balanced  Strong Balanced  Strong Dividend  Strong Energy        Strong Multi Cap
                                           Fund          Stock Fund       Income Fund         Fund                Value Fund
                                      ---------------  ---------------  ---------------  -------------  ----------------------------
                                         Year Ended      Year Ended       Year Ended       Year Ended   Period Ended    Year Ended
                                       Dec. 31, 2001   Dec. 31, 2001    Dec. 31, 2001    Dec. 31, 2001  Dec. 31, 2001  Sep. 30, 2001
                                      ---------------  ---------------  ---------------  -------------  ----------------------------
                                                                                                          (Note 1)
Income:
     Dividends (net of foreign
      withholding taxes
      of $9, $1, $0,
      $3 and $2, respectively)            $  2,750       $     46         $  8,121         $    205       $    880       $  5,550
     Interest                               10,712            104              674               49             65            424
                                          --------       --------         --------         --------       --------       --------
     Total Income                           13,462            150            8,795              254            946          5,974

Expenses:
     Investment Advisory Fees                1,837             50            1,373              124            630          3,409
     Administrative Fees                       895              8              741               45            210            348
     Custodian Fees                             31              3               23                2             12             13
     Shareholder Servicing Costs               899             37              640               66            360          1,440
     Reports to Shareholders                   187             32              130               17             59            388
     Professional Fees                          32             15               22               14             --             92
     Federal and State Registration
      Fees                                      31             23               28               20             10             42
     Other                                      33              5               29                6             14            143
                                          --------       --------         --------         --------       --------       --------
     Total Expenses                          3,945            173            2,986              294          1,295          5,875
     Expense Waivers and Absorptions            --            (65)              --               --             --             --
     Directed Brokerage                         (5)            --               --               --             (2)            --
     Fees Paid Indirectly by Advisor            --             --               --               --             --             (8)
     Earnings Credits                           (5)            --               --               --             (1)            --
                                          --------       --------         --------         --------       --------       --------
     Expenses, Net                           3,935            108            2,986              294          1,292          5,867
                                          --------       --------         --------         --------       --------       --------
Net Investment Income (Loss)                 9,527             42            5,809              (40)          (346)           107

Realized and Unrealized Gain (Loss):
     Net Realized Gain (Loss) on:
        Investments                        (27,637)           153            3,285             (684)        (2,819)        43,542
        Futures Contracts and
         Written Options                     3,034             --               --               --            322            451
                                          --------       --------         --------         --------       --------       --------
        Net Realized Gain (Loss)           (24,603)           153            3,285             (684)        (2,497)        43,993
     Net Change in Unrealized
        Appreciation/Depreciation on:
        Investments                        (24,442)          (158)         (43,699)          (2,589)        50,174        (86,859)
        Futures Contracts and
         Written Options                      (957)            --               --               --           (689)           (13)
                                          --------       --------         --------         --------       --------       --------
        Net Change in Unrealized
            Appreciation/Depreciation      (25,399)          (158)         (43,699)          (2,589)        49,485        (86,872)
                                          --------       --------         --------         --------       --------       --------
Net Gain (Loss) on Investments             (50,002)            (5)         (40,414)          (3,273)        46,988        (42,879)
                                          --------       --------         --------         --------       --------       --------
Net Increase (Decrease) in Net Assets
   Resulting from Operations              ($40,475)      $     37         ($34,605)        ($ 3,313)      $ 46,642       ($42,772)
                                          ========       ========         ========         ========       ========       ========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                           (In Thousands)

                                                                               Strong
                                                                          Blue Chip Fund
                                                                          --------------
Income:
   Dividends (net of foreign withholding taxes of $1)                        $   2,994
   Interest                                                                        872
                                                                             ---------
   Total Income                                                                  3,866

Expenses:
   Investment Advisory Fees                                                      2,032
   Administrative Fees - Investor Class                                          1,080
   Administrative Fees - Advisor Class                                              13
   Custodian Fees                                                                   28
   Shareholder Servicing Costs - Investor Class                                  1,738
   Shareholder Servicing Costs - Advisor Class                                      10
   Reports to Shareholders - Investor Class                                        593
   Reports to Shareholders - Advisor Class                                           7
   12b-1 Fees - Advisor Class                                                       13
   Other                                                                           131
                                                                             ---------
   Total Expenses                                                                5,645
   Directed Brokerage                                                              (28)
   Earnings Credits                                                                 (3)
                                                                             ---------
   Expenses, Net                                                                 5,614
                                                                             ---------
Net Investment Loss                                                             (1,748)

Realized and Unrealized Gain (Loss):
   Net Realized Loss on Investments                                           (102,036)
   Net Change in Unrealized Appreciation/Depreciation on Investments           (23,770)
                                                                             ---------
Net Loss on Investments                                                       (125,806)
                                                                             ---------
Net Decrease in Net Assets Resulting from Operations                         ($127,554)
                                                                             =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                           (In Thousands)

                                                                            Strong Growth
                                                                           and Income Fund
                                                                           ---------------
Income:
   Dividends (net of foreign withholding taxes of $58)                        $  11,687
   Interest                                                                         296
                                                                              ---------
   Total Income                                                                  11,983

Expenses:
   Investment Advisory Fees                                                       5,471
   Administrative Fees - Investor Class                                           2,580
   Administrative Fees - Institutional Class                                          6
   Administrative Fees - Advisor Class                                               31
   Custodian Fees                                                                    40
   Shareholder Servicing Costs - Investor Class                                   3,470
   Shareholder Servicing Costs - Institutional Class                                  4
   Shareholder Servicing Costs - Advisor Class                                       22
   Reports to Shareholders - Investor Class                                         798
   Reports to Shareholders - Institutional Class                                     11
   Reports to Shareholders - Advisor Class                                           25
   Transfer Agency Banking Charges - Investor Class                                  12
   12b-1 Fees - Advisor Class                                                        28
   Other                                                                            190
                                                                              ---------
   Total Expenses                                                                12,688
   Directed Brokerage                                                              (14)
   Earnings Credits                                                                 (2)
                                                                              ---------
   Expenses, Net                                                                 12,672
                                                                              ---------
Net Investment Loss:                                                               (689)

Realized and Unrealized Gain (Loss):
   Net Realized Loss on Investments                                            (151,003)
   Net Change in Unrealized Appreciation/Depreciation on Investments            (86,127)
                                                                              ---------
Net Loss on Investments                                                        (237,131)
                                                                              ---------
Net Decrease in Net Assets Resulting from Operations                          ($237,819)
                                                                              =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     (In Thousands)

                                                       Strong Balanced Fund                      Strong Balanced Stock Fund
                                           -------------------------------------------  --------------------------------------------
                                            Year Ended    Period Ended    Year Ended     Year Ended    Period Ended     Year Ended
                                           Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000  Dec. 31, 2001  Dec. 31, 2000  Sept. 30, 2000
                                           -------------  -------------  -------------  -------------  -------------  --------------
                                                             (Note 1)                                     (Note 1)
Operations:
   Net Investment Income                      $   9,527       $   1,953      $  11,695     $      42    $      10        $      52
   Net Realized Gain (Loss)                     (24,603)          3,425         18,461           153           17             (237)
   Net Change in Unrealized
     Appreciation/Depriciation                  (25,399)        (26,098)       (10,933)         (158)          66              520
                                              ---------       ---------      ---------     ---------    ---------        ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                  (40,475)        (20,720)        19,223            37           93              335
Distributions:
   From Net Investment Income                    (9,544)         (3,198)       (11,742)          (41)         (20)             (41)
   From Net Realized Gains                           --         (19,904)       (10,681)           --           --             (176)
                                              ---------       ---------      ---------     ---------    ---------        ---------
   Total Distributions                           (9,544)        (23,102)       (22,423)          (41)         (20)            (217)
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in
     Net Assets from Capital Share
      Transactions                                3,348          18,980         30,827         3,628          (18)          (2,472)
                                              ---------       ---------      ---------     ---------    ---------        ---------


Total Increase (Decrease) in Net Assets         (46,671)        (24,842)        27,627         3,624           55           (2,354)
Net Asset:
   Beginning of Year                            346,693         371,535        343,908         3,935        3,880            6,234
                                              ---------       ---------      ---------     ---------    ---------        ---------
   End of Year                                $ 300,022       $ 346,693      $ 371,535     $   7,559    $   3,935        $   3,880
                                              =========       =========      =========     =========    =========        =========

                                                  Strong Dividend Income Fund                      Strong Energy Fund
                                           -------------------------------------------  -------------------------------------------
                                            Year Ended    Period Ended    Year Ended     Year Ended    Period Ended    Year Ended
                                           Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000  Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000
                                           -------------  -------------  -------------  -------------  -------------  -------------
                                                             (Note 1)                                     (Note 1)
Operations:
   Net Investment Income                      $   5,809       $   1,156       $   5,034   ($      40)   $       4       ($      20)
   Net Realized Gain (Loss)                       3,285             774          12,005         (684)         (56)             107
   Net Change in Unrealized
     Appreciation/Depriciation                  (43,699)         16,146          11,819       (2,589)       1,687            1,332
                                              ---------       ---------       ---------    ---------    ---------        ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                  (34,605)         18,076          28,858       (3,313)       1,635            1,419
Distributions:
   From Net Investment Income                    (5,793)         (1,429)         (4,846)          --           --               --
   From Net Realized Gains                           --         (12,857)        (23,398)          --           --               --
                                              ---------       ---------       ---------    ---------    ---------        ---------
   Total Distributions                           (5,793)        (14,286)        (28,244)          --           --               --
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in
     Net Assets from Capital Share
      Transactions                              (23,061)         33,815          14,937        5,408        1,589            3,822
                                              ---------       ---------       ---------    ---------    ---------        ---------
Total Increase (Decrease) in Net Assets         (63,459)         37,605          15,551        2,095        3,224            5,241
Net Asset:
   Beginning of Year                            297,887         260,282         244,731       14,572       11,348            6,107
                                              ---------       ---------       ---------    ---------    ---------        ---------
   End of Year                                $ 234,428       $ 297,887       $ 260,282    $  16,667    $  14,572        $  11,348
                                              =========       =========       =========    =========    =========        =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                           (In Thousands)

                                                                                   Strong Multi Cap Value Fund
                                                                          ---------------------------------------------
                                                                           Period Ended    Year Ended      Year Ended
                                                                          Dec. 31, 2001  Sept. 30, 2001  Sept. 30, 2000
                                                                          -------------  --------------  --------------
                                                                             (Note 1)
Operations:
   Net Investment Income (Loss)                                                  ($346)    $       107      $        --
   Net Realized Gain (Loss)                                                     (2,497)         43,993            8,252
   Net Change in Unrealized Appreciation/Depreciation                           49,485         (86,873)          53,881
                                                                           -----------     -----------      -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations              46,642         (42,773)          62,133
Distributions from Net Investment Income:                                         (107)             --           (5,737)
Capital Share Transactions (Note 6):
   Net Decrease in Net Assets from Capital Share Transactions                     (660)        (51,600)        (313,755)
                                                                           -----------     -----------      -----------
Total Increase (Decrease) in Net Assets                                         45,875         (94,373)        (257,359)
Net Assets:
   Beginning of Period                                                         307,574         401,947          659,306
                                                                           -----------     -----------      -----------
   End of Period                                                           $   353,449     $   307,574      $   401,947
                                                                           ===========     ===========      ===========

                                                                                      Strong Blue Chip Fund
                                                                          ---------------------------------------------
                                                                            Year Ended    Period Ended     Year Ended
                                                                          Dec. 31, 2001   Dec. 31, 2001   Oct. 31, 2000
                                                                          -------------   -------------   -------------
                                                                             (Note 1)       (Note 1)
Operations:
   Net Investment Loss                                                        ($1,748)           ($157)         ($2,743)
   Net Realized Gain (Loss)                                                  (102,036)         (16,292)          31,778
   Net Change in Unrealized Appreciation/Depreciation                         (23,770)         (84,045)          42,149
                                                                           ----------       ----------      -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations           (127,554)        (100,494)          71,184
Distributions:
   From Net Realized Gains:
     Investor Class                                                                --          (28,659)              --
     Advisor Class                                                                 --               (2)              --
                                                                           ----------       ----------      -----------
   Total Distributions                                                             --          (28,661)              --
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from Capital Share Transactions      (34,095)          13,392           60,383
                                                                           ----------       ----------      -----------
Total Increase (Decrease) in Net Assets                                      (161,649)        (115,763)         131,567
Net Assets:
   Beginning of Year                                                          500,644          616,407          484,840
                                                                           ----------       ----------      -----------
   End of Year                                                             $  338,995       $  500,644      $   616,407
                                                                           ==========       ==========      ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                     (In Thousands)

                                                                                Strong Growth and Income Fund
                                                                        ---------------------------------------------
                                                                         Year Ended     Period Ended     Year Ended
                                                                        Dec. 31, 2001   Dec. 31, 2000   Oct. 31, 2000
                                                                        -------------   -------------   -------------
                                                                                           (Note 1)
Operations:
   Net Investment Loss                                                   ($     689)     ($      25)      ($   3,909)
   Net Realized Gain (Loss)                                                (151,003)        (20,306)          10,418
   Net Change in Unrealized Appreciation/Depreciation                       (86,127)        (95,947)          92,176
                                                                         ----------      ----------       ----------
   Net Increase (Decrease) in Net Assets Resulting from Operations         (237,819)       (116,278)          98,685

Distributions:
   From Net Realized Gains:
     Investor Class                                                              --         (13,986)            (865)
     Institutional Class                                                         --            (330)              --
     Advisor Class                                                               --              (3)              --
                                                                         ----------      ----------       ----------
   Total Distributions                                                           --         (14,319)            (865)

Capital Share Transactions (Note 6):
   Net Increase in Net Assets from Capital Share Transactions                39,032          46,636          269,932
                                                                         ----------      ----------       ----------
Total Increase (Decrease) in Net Assets                                    (198,787)        (83,961)         367,752

Net Assets:
   Beginning of Year                                                      1,145,253       1,229,214          861,462
                                                                         ----------      ----------       ----------
   End of Year                                                           $  946,466      $1,145,253       $1,229,214
                                                                         ==========      ==========       ==========


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.   Organization

     The accompanying financial statements represent the Strong Growth and Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -    Strong Balanced Fund (a series of Strong Balanced Fund, Inc./(1)/)

     - Strong Balanced Stock Fund (formerly Strong Schafer Balanced Fund) (a series of Strong Balanced Stock Fund, Inc./(1)/)

     - Strong Dividend Income Fund (formerly Strong American Utilities Fund) (a series of Strong Conservative Equity Funds, Inc./(1)/)

     - Strong Energy Fund (formerly Strong Limited Resources Fund) (a series of Strong Conservative Equity Funds, Inc./(1)/)

     - Strong Multi Cap Value Fund (formerly Strong Schafer Value Fund) (a series of Strong Equity Funds II, Inc./(1)/)

     - Strong Blue Chip Fund (formerly Strong Blue Chip 100 Fund) (a series of Strong Conservative Equity Funds, Inc./(1)/)

     - Strong Growth and Income Fund (a series of Strong Conservative Equity Funds, Inc./(1)/)

          /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     During 2000, the Board of Directors of Strong Balanced Fund, Strong Dividend Income Fund, Strong Energy Fund, Strong Blue Chip Fund and Strong Growth and Income Fund approved changing the Funds' fiscal year-end from October 31st to December 31st. During 2000, the Board of Directors of Strong Balanced Stock Fund approved changing the Fund's fiscal year-end from September 30th to December 31st. During 2001, the Board of Directors of Strong Multi Cap Value Fund approved changing the fund's fiscal year-end from September 30th to December 31st.

     Effective March 1, 2000, Strong Blue Chip Fund has issued two classes of shares: Investor Class and Advisor Class and Strong Growth and Income Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. Shares held prior to March 1, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Effective December 27, 2001, Strong Blue Chip Fund merged its Advisor Class into its Investor Class.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at December 31, 2001 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                   Aggregate      Aggregate      Percent of
                                     Cost        Fair Value      Net Assets
                                  -----------    ----------      ----------
          Strong Balanced Fund    $ 2,688,570    $1,877,908         0.6%


     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes annually.

(C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

(E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised or is closed, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

(G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

(K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

(L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------
December 31, 2001

     (N) Reclassifications -- Certain prior year amounts have been reclassified to conform to the current period presentation.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                        Administrative       Administrative      Administrative
                                                                             Fees -              Fees -               Fees -
                                     Advisory Fees   Advisory Fees      Investor Class     Institutional Class    Advisor Class
                                     Jan. 1, 2001-   July 23, 2001-     July 23, 2001-        Jan. 1, 2001-       July 23, 2001-
                                     July 22, 2001   Dec. 31, 2001     Dec. 31, 2001/(1)/     Dec. 31, 2001      Dec. 31, 2001/(1)/
                                     -------------   -------------     ------------------   -----------------   --------------------
     Strong Balanced Fund                 0.60%**       0.60%**               0.30%                    *                   *
     Strong Balanced Stock Fund           1.00%         0.75%/(2)/            0.30%                    *                   *
     Strong Dividend Income Fund          0.50%         0.70%/(3)/            0.30%                    *                   *
     Strong Energy Fund                   0.75%         0.75%/(2)/            0.30%                    *                   *
     Strong Multi Cap Value Fund          0.75%         0.75%                 0.25%                    *                   *
     Strong Blue Chip Fund                0.50%         0.50%                 0.30%                    *               0.30%
     Strong Growth and Income Fund        0.55%         0.55%                 0.30%                0.02%               0.30%

         *     Does not offer Share class.

         ** The investment advisory fees are 0.60% for the first $35 million and 0.55% thereafter.

         /(1)/ The Administrative Fee rate of 0.25% was in effect from 1-01-01 to 7-22-01. Prior to 7-23-01 the Balanced Stock Fund did not have administrative fees. Multi Cap Value Fund Administrative Fees rate was in effect for the period 10-01-01 to 12-31-01.

         /(2)/ The investment advisory fees are 0.75% for the first $4 billion, 0.735% for $4 to $6 billion, and 0.70% thereafter.

         /(3)/ The advisory fees are 0.70% for the first $4 billion, 0.675% for $4 to $6 billion, and 0.65% thereafter.

      The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. Advisor is also compensated for certain other services related to costs The incurred for reports to shareholders.

      W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong Dividend Income Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $260 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund's advisory fee rate will be adjusted to reflect the increase or decrease in subadvisory fees. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2001, totaled $627,393.

      Scarborough Investment Advisers LLC manages the investments of Strong Energy Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. Strong Blue Chip Fund and Strong Growth and Income Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended December 31, 2001, Strong Blue Chip Fund and Strong Growth and Income Fund incurred 12b-1 fees of $12,447 and $27,770, respectively.

      The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

--------------------------------------------------------------------------------

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2001 is as follows:

                                           Payable to     Shareholder Servicing   Transfer Agency   Unaffiliated
                                           Advisor at       and Other Expenses        Banking        Directors'
                                          Dec. 31, 2001       Paid to Advisor         Charges           Fees
                                          -------------   ---------------------   ---------------   ------------
     Strong Balanced Fund                     $  72,517              $  901,196          $  3,753        $ 6,953
     Strong Balanced Stock Fund                   3,687                  37,539               838            682
     Strong Dividend Income Fund                 64,813                 643,194             2,882          5,982
     Strong Energy Fund                           2,893                  67,287             1,132            836
     Strong Multi Cap Value Fund                145,575                 362,564               922            691
     Strong Blue Chip Fund                      169,013               1,755,775            16,768         10,024
     Strong Growth and Income Fund              387,874               3,506,060            12,156         23,043

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2001, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities during the year ended December 31, 2001 were as follows:

                                                        Purchases                          Sales
                                            --------------------------------   -------------------------------
                                            U.S. Government                    U.S. Government
                                               and Agency          Other          and Agency         Other
                                            ---------------   --------------   ---------------  --------------
     Strong Balanced Fund                     $251,144,964    $  496,394,993     $265,168,348   $  491,905,893
     Strong Balanced Stock Fund                  2,204,369         9,175,489        1,295,373        6,342,437
     Strong Dividend Income Fund                        --       194,742,016               --      232,496,832
     Strong Energy Fund                                 --        13,520,044               --        7,958,304
     Strong Multi Cap Value Fund                        --        57,558,473               --       72,456,010
     Strong Blue Chip Fund                              --       782,273,552               --      824,006,395
     Strong Growth and Income Fund                      --     1,726,352,177               --    1,696,506,224

6.   Capital Share Transactions

                                                    Strong Balanced Fund                        Strong Balanced Stock Fund
                                           -------------------------------------------  -------------------------------------------
                                            Year Ended    Period Ended    Year Ended     Year Ended    Period Ended    Year Ended
                                           Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000  Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000
                                           -------------  -------------  -------------  -------------  -------------  -------------
                                                             (Note 1)                                     (Note 1)
Capital Share Transactions of Each
   of the Funds Were as Follows:
   Proceeds from Shares Sold               $  54,667,374  $   5,910,669  $ 194,253,343  $   8,291,873  $     622,944  $   1,651,999
   Proceeds from Reinvestment of
   Distributions                               9,185,899     22,336,151     21,601,175         39,589         18,130        201,920
   Payment for Shares Redeemed               (60,504,955)    (9,266,815)  (185,027,305)    (4,702,763)      (658,974)    (4,325,762)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Increase (Decrease) in Net Assets
   from Capital Share Transactions         $   3,348,318  $  18,980,005  $  30,827,213  $   3,628,699       ($17,900)   ($2,471,843)
                                           =============  =============  =============  =============  =============  =============
Transactions in Shares of Each of the
   Funds Were as Follows:
   Sold                                        2,628,240        256,858      7,409,638        758,443         58,184        158,946
   Issued in Reinvestment of Distributions       481,865      1,025,423        845,987          3,660          1,672         20,084
   Redeemed                                   (3,064,673)      (400,409)    (7,056,431)      (430,322)       (62,196)      (423,066)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Increase (Decrease) in Shares of the
   Fund                                           45,432        881,872      1,199,194        331,781         (2,340)      (244,036)
                                           =============  =============  =============  =============  =============  =============

--------------------------------------------------------------------------------
December 31, 2001

                                                  Strong Dividend Income Fund                      Strong Energy Fund
                                           -------------------------------------------  -------------------------------------------
                                            Year Ended    Period Ended    Year Ended     Year Ended    Period Ended    Year Ended
                                           Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000  Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000
                                           -------------  -------------  -------------  -------------  -------------  -------------
                                                             (Note 1)                                     (Note 1)
Capital Share Transactions of Each
   of the Funds Were as Follows:
   Proceeds from Shares Sold               $ 120,747,594  $  35,137,611  $ 124,348,888  $  26,865,026  $   4,331,129  $  16,282,419
   Proceeds from Reinvestment of
    Distributions                              5,481,260     13,553,969     26,597,194             --             --             --
   Payment for Shares Redeemed              (149,290,018)   (14,876,175)  (136,009,060)   (21,457,258)    (2,741,652)   (12,460,615)
                                           -------------  -------------  -------------  -------------  -------------  -------------
   Net Increase (Decrease) in Net Assets
    from Capital Share Transactions         ($23,061,164) $  33,815,405  $  14,937,022  $   5,407,768  $   1,589,477  $   3,821,804
                                           =============  =============  =============  =============  =============  =============

Transactions in Shares of Each of the
   Funds Were as Follows:
   Sold                                        7,319,733      2,049,419      7,664,676      2,237,815        381,076      1,536,155
   Issued in Reinvestment of Distributions       348,266        818,433      1,791,268             --             --             --
   Redeemed                                   (9,272,573)      (869,675)    (8,660,662)    (1,864,724)      (246,626)    (1,211,570)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net Increase (Decrease) in Shares of the
   Fund                                       (1,604,574)     1,998,177        795,282        373,091        134,450        324,585
                                           =============  =============  =============  =============  =============  =============

                                                   Strong Multi Cap Value Fund
                                           ---------------------------------------------
                                           Period Ended     Year Ended      Year Ended
                                           Dec. 31, 2001  Sept. 30, 2001  Sept. 30, 2000
                                           -------------  --------------  --------------
                                              (Note 1)       (Note 1)
Capital Share Transactions of Each
   of the Funds Were as Follows:
   Proceeds from Shares Sold               $  20,682,407  $  102,835,747  $   97,012,305
   Proceeds from Reinvestment of
     Distributions                               103,960              --       5,560,120
   Payment for Shares Redeemed               (21,446,755)   (154,435,741)   (416,327,703)
                                           -------------  --------------  --------------
   Net Decrease in Net Assets from
     Capital Share Transactions                ($660,388)   ($51,599,994)  ($313,755,278)
                                           =============  ==============  ==============
Transactions in Shares of Each of the
   Funds Were as Follows:
   Sold                                          426,067       1,942,593       1,972,567
   Issued in Reinvestment of Distributions         1,971              --         115,713
   Redeemed                                     (438,445)     (2,959,093)     (8,645,385)
                                           -------------  --------------  --------------

Net Decrease in Shares of the Fund               (10,407)     (1,016,500)     (6,557,105)
                                           =============  ==============  ==============

--------------------------------------------------------------------------------

                                                                     Strong Blue Chip Fund
                                                         ---------------------------------------------
                                                           Year Ended     Period Ended     Year Ended
                                                         Dec. 31, 2001   Dec. 31, 2000   Oct. 31, 2000
                                                         -------------   -------------   -------------
                                                            (Note 1)        (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                             $ 129,624,862   $  28,947,324   $ 304,612,699
   Proceeds from Reinvestment of Distributions                      --      26,879,558              --
   Payment for Shares Redeemed                            (166,768,508)    (44,637,456)   (244,264,592)
   Transfer in from Advisor Class (Note 1)                   5,285,905              --              --
                                                         -------------   -------------   -------------
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions                       (31,857,741)     11,189,426      60,348,107

ADVISOR CLASS
   Proceeds from Shares Sold                                 6,110,196       2,217,318          55,136
   Proceeds from Reinvestment of Distributions                      --             897              --
   Payment for Shares Redeemed                              (3,061,776)        (15,442)        (20,424)
   Transfer out to Investor Class (Note 1)                  (5,285,905)             --              --
                                                         -------------   -------------   -------------
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions                        (2,237,485)      2,202,773          34,712
                                                         -------------   -------------   -------------
Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                        ($34,095,226)  $  13,392,199   $  60,382,819
                                                         =============   =============   =============
Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                      9,012,770       1,602,315      14,020,913
   Issued in Reinvestment of Distributions                          --       1,597,111              --
   Redeemed                                                (11,960,671)     (2,467,740)    (11,448,281)
   Transfer in from Advisor Class (Note 1)                     287,153              --              --
                                                         -------------   -------------   -------------
   Net Increase (Decrease) in Shares                        (2,660,748)        731,686       2,572,632

ADVISOR CLASS
   Sold                                                        403,434         127,219           2,474
   Issued in Reinvestment of Distributions                          --              53              --
   Redeemed                                                   (243,825)           (849)           (892)
   Transfer out to Investor Class (Note 1)                    (287,614)             --              --
                                                         -------------   -------------   -------------
   Net Increase (Decrease) in Shares                          (128,005)        126,423           1,582
                                                         -------------   -------------   -------------
Net Increase (Decrease) in Shares
   of the Fund                                              (2,788,753)        858,109       2,574,214
                                                         =============   =============   =============

--------------------------------------------------------------------------------
December 31, 2001

                                                                 Strong Growth and Income Fund
                                                        -----------------------------------------------
                                                          Year Ended      Period Ended      Year Ended
                                                        Dec. 31, 2001    Dec. 31, 2000    Oct. 31, 2000
                                                        -------------    -------------    -------------
                                                                           (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                            $ 370,188,154    $  64,964,476     $ 625,406,213
   Proceeds from Reinvestment of Distributions                     --       13,355,266           830,405
   Payment for Shares Redeemed                           (361,287,248)     (67,051,026)     (357,545,791)
                                                        -------------    -------------     -------------
   Net Increase in Net Assets
     from Capital Share Transactions                        8,900,906       11,268,716       268,690,827

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                               31,235,942       30,949,449           789,236
   Proceeds from Reinvestment of Distributions                     --          329,848                --
   Payment for Shares Redeemed                            (12,295,006)        (227,338)          (16,887)
                                                        -------------    -------------     -------------
   Net Increase in Net Assets from
     Capital Share Transactions                            18,940,936       31,051,959           772,349

ADVISOR CLASS
   Proceeds from Shares Sold                               13,360,988        4,736,138           724,154
   Proceeds from Reinvestment of Distributions                     --            3,121                --
   Payment for Shares Redeemed                             (2,170,800)        (424,101)         (255,326)
                                                        -------------    -------------     -------------
   Net Increase in Net Assets from
     Capital Share Transactions                            11,190,188        4,315,158           468,828
                                                        -------------    -------------     -------------
Net Increase in Net Assets
   from Capital Share Transactions                      $  39,032,030    $  46,635,833     $ 269,932,004
                                                        =============    =============     =============
Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                    16,943,120        2,449,270        21,753,545
   Issued in Reinvestment of Distributions                         --          530,813            29,148
   Redeemed                                               (16,976,325)      (2,594,685)      (12,544,459)
                                                        -------------    -------------     -------------
   Net Increase (Decrease) in Shares                          (33,205)         385,398         9,238,234

INSTITUTIONAL CLAS
   Sold                                                     1,593,956        1,201,853            27,735
   Issued in Reinvestment of Distributions                         --           13,068                --
   Redeemed                                                  (553,418)          (8,959)             (561)
                                                        -------------    -------------     -------------
   Net Increase in Shares                                   1,040,538        1,205,962            27,174

ADVISOR CLASS
   Sold                                                       603,538          185,774            25,230
   Issued in Reinvestment of Distributions                         --              124                --
   Redeemed                                                  (105,023)         (16,178)           (9,146)
                                                        -------------    -------------     -------------
   Net Increase in Shares                                     498,515          169,720            16,084
                                                        -------------    -------------     -------------
Net Increase in Shares of the Fund                          1,505,848        1,761,080         9,281,492
                                                        =============    =============     =============

--------------------------------------------------------------------------------

7.  Income Tax Information

    The following information for the Funds is presented on an income tax basis as of December 31, 2001:

                                                                                     Net Unrealized
                                                        Gross          Gross          Appreciation/    Distributable  Distributable
                                       Cost of       Unrealized     Unrealized       (Depreciation       Ordinary      Long-Term
                                     Investments    Appreciation   Depreciationon    on Investments       Income      Capital Gains
                                     -----------    ------------   --------------    --------------    -------------  -------------
    Strong Balanced Fund            $ 287,801,391   $ 32,901,843   $ 21,109,479       $ 11,792,364       $ 82,491     $       --
    Strong Balanced Stock Fund          7,377,848        240,438        171,260             69,178          1,652             --
    Strong Dividend Income Fund       217,530,386     27,346,236      2,566,507         24,779,729         43,442      3,775,834
    Strong Energy Fund                 15,827,352      2,103,761      1,273,804            829,957             --             --
    Strong Multi Cap Value Fund       410,456,497     26,424,260     75,528,455        (49,104,195)            --             --
    Strong Blue Chip Fund             332,729,245     21,095,868     11,994,665          9,101,203             --             --
    Strong Growth and Income Fund     839,267,401    125,944,596     14,893,317        111,051,279        278,032             --

    The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

    The tax components of dividends paid during the year ended December 31, 2001, capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                          Ordinary         Long-Term        Net Capital
                                           Income        Capital Gains         Loss         Post-October
                                        Distributions    Distributions      Carryovers         Losses
                                        -------------    -------------     ------------     ------------
    Strong Balanced Fund                 $ 9,544,646         $  --         $ 15,185,366               --
    Strong Balanced Stock Fund                41,440            --               22,343               --
    Strong Dividend Income Fund            5,792,865            --                   --               --
    Strong Energy Fund                            --            --            1,311,609          431,389
    Strong Multi Cap Value Fund              106,629            --           49,582,149               --
    Strong Blue Chip Fund                         --            --          103,864,534     $ 14,273,403
    Strong Growth and Income Fund                 --            --          139,949,761          824,349

    Strong Balanced Stock Fund and Strong Multi Cap Value Fund utilized $164,539 and $1,648,499, respectively, of their capital loss carryovers for the year ended December 31, 2001.

    For corporate shareholders in the funds, the percentages of dividend income distributed for the year ended December 31, 2001 which are designated as qualifying for the dividends received deduction are as follows (unaudited):
    Strong Balanced Fund 22.9%, Strong Balanced Stock Fund 52.5%, Strong Dividend Income Fund 100.0%, Strong Energy Fund 0.0%, Strong Multi Cap Value Fund 100.0%, Strong Blue Chip Fund 0.0% and Strong Growth and Income Fund 0.0%.

8.  Results of Special Meeting of Shareholders of the Funds (Unaudited)

    At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

    To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Balanced Fund, Inc., Strong Balanced Stock Fund, Inc., and Strong Conservative Equity Funds, Inc. on behalf of:

                                              For            Against        Abstain       Broker non-votes
                                              ---            -------        -------       ----------------
    Strong Balanced Fund                10,137,083.344     421,096.640    187,139.616       1,139,348.000
    Strong Balanced Stock Fund             282,914.012      19,954.195     16,523.740          39,940.000
    Strong Dividend Income Fund          6,661,963.361     671,788.217    182,683.312       2,215,426.000
    Strong Energy Fund                     862,526.481      54,874.134     30,909.305         144,148.000
    Strong Blue Chip Fund               13,691,605.159     887,490.674    292,601.323       3,756,538.000
    Strong Growth & Income Fund         19,613,413.754   1,354,929.928    520,688.466       6,283,657.000

    To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

                                                   For             Against         Abstain
                                                   ---             -------         -------
    Strong Balanced Fund                     11,697,946.684       59,521.758     127,199.158
    Strong Balanced Stock Fund                  343,118.599        5,847.832      10,365.516
    Strong Dividend Income Fund               9,534,863.780       71,459.668     125,537.442
    Strong Energy Fund                        1,054,642.982       14,367.435      23,447.503
    Strong Multi Cap Value Fund               4,929,231.280       52,305.571      63,620.266
    Strong Blue Chip Fund                    18,270,764.261      157,972.943     199,497.952
    Strong Growth & Income Fund              27,199,872.455      213,756.834     359,059.859

--------------------------------------------------------------------------------
December 31, 2001


     To elect members to the Board of Directors of Strong Balanced Fund, Inc.:


                                   Director       Affirmative       Withhold
                                   --------       -----------       --------
                             Richard S. Strong   11,743,276.373   141,391.227
                               Willie D. Davis   11,740,829.212   143,838.388
                               William F. Vogt   11,754,999.243   129,668.357
                             Marvin E. Nevins    11,732,619.885   152,047.715
                               Stanley Kritzik   11,746,641.148   138,026.452
                                  Neal Malicky   11,748,946.948   135,720.652

     To elect members to the Board of Directors of Strong Balanced Stock Fund,
     Inc.:

                                 Director         Affirmative      Withhold
                                 --------         -----------      --------
                          Richard S. Strong       343,304.866     16,027.081
                             Willie D. Davis      347,200.309     12,131.638
                             William F. Vogt      347,496.811     11,835.136
                          Marvin E. Nevins        346,933.497     12,398.450
                             Stanley Kritzik      347,339.850     11,992.097
                               Neal Malicky       347,378.254     11,953.693

     To elect members to the Board of Directors of Strong Conservative Equity Funds, Inc. (Strong Dividend Income Fund, Strong Blue Chip Fund, Strong Advisor U.S. Value Fund, Strong Growth and Income Fund and Strong Energy
     Fund):

                               Director         Affirmative       Withhold
                               --------         -----------       --------
                          Richard S. Strong    61,981,524.142    1,270,262.720
                             Willie D. Davis   61,942,935.555    1,308,851.307
                             William F. Vogt   62,051,405.723    1,200,381.139
                          Marvin E. Nevins     61,850,754.950    1,401,031.912
                             Stanley Kritzik   61,965,512.745    1,286,274.117
                               Neal Malicky    62,007,952.150    1,243,834.712

     At a Special Meeting of Shareholders of the Strong Multi Cap Value Fund held on May 14, 2001, shareholders approved the following proposals:

     To approve a new investment advisory agreement between the Fund and Strong Capital Management, Inc.

                                  For            Against         Abstain
                                  ---            -------         -------
                             4,771,912.758      208,796.324     64,448.035


     To elect members to the Board of Directors of Strong Equity Funds II, Inc. (Strong Multi Cap Value Fund):

                                  Director        Affirmative        Withhold
                                  --------        -----------        --------
                          Richard S. Strong      4,810,922.081     234,235.036
                             Willie D. Davis     4,810,713.021     234,444.096
                             William F. Vogt     4,811,680.570     233,476.547
                          Marvin E. Nevins       4,809,969.831     235,187.286
                             Stanley Kritzik     4,813,700.459     231,456.658
                               Neal Malicky      4,813,001.975     232,155.142

     To approve the elimination of Multi Cap Value Fund's fundamental investment policy restriction regarding investing in put or call options:

                 For            Against        Abstain        Broker non-votes
                 ---            -------        -------        ----------------
           3,809,302.041      436,986.309     92,265.767         706,603.000

     To approve the reorganization of Multi Cap Value Fund as the initial series of Strong Equity Funds II, Inc., a newly-formed Wisconsin corporation:

                 For            Against        Abstain        Broker non-votes
                 ---            -------        -------        ----------------
            3,945,969.051     319,105.417     73,479.649         706,603.000

     To ratify the appointment of PriceWaterhouseCoopers LLP as independent auditors for the Fund for its current fiscal year.

                              For              Against        Abstain
                              ---              -------        -------
                          4,929,231.280       52,305.571     63,620.266

--------------------------------------------------------------------------------

  At a Special Meeting of Shareholders of the Strong Dividend Income Fund held on December 7, 2001, shareholders approved the following proposals:

  Approval of the adoption of revised fundamental investment policies for the Fund.

      1A.   Approval to adopt a fundamental policy concerning diversification.

                  For             Against             Abstain
                  ---             -------             -------
            8,233,546.930      1,537,993.881        221,175.785

      1B.  Approval to revise the fundamental policy concerning concentration.

                  For             Against             Abstain
                  ---             -------             -------
            8,200,796.814      1,550,641.639        241,278.143

  Approval of a revised advisory agreement with Strong Capital Management, Inc. and the Conservative Equity Funds, Inc. on behalf of the Fund.

                  For             Against             Abstain
                  ---             -------             -------
            8,115,541.060      1,580,438.105        296,737.431

  Approval of a revised subadvisory agreement between W.H. Reaves & Co., Inc. and Strong Capital Management, Inc.

                  For             Against             Abstain
                  ---             -------             -------
            8,179,486.366      1,493,754.578        319,475.652

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG BALANCED FUND
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                 ---------------------------------------------------------
                                                                 Dec. 31,  Dec. 31,  Oct. 31,   Oct 31,   Oct 31,  Oct.31,
Selected Per-Share Data/(a)/                                       2001   2000/(b)/    2000      1999      1998      1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $21.83    $24.77    $24.92    $21.14    $21.44    $20.12
Income From Investment Operations:
  Net Investment Income                                             0.58      0.12      0.82      0.71      0.55      0.67
  Net Realized and Unrealized Gains (Losses) on Investmentss       (2.99)    (1.53)     0.61      3.75      1.75      2.96
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.41)    (1.41)     1.43      4.46      2.30      3.63

Less Distributions:
  From Net Investment Income                                       (0.58)    (0.20)    (0.83)    (0.68)    (0.54)    (0.67)
  In Excess of Net Investment Income                                  --        --        --        --        --     (0.10)
  From Net Realized Gains                                             --     (1.33)    (0.75)       --     (2.04)    (1.54)
  In Excess of Realized Gains                                         --        --        --        --     (0.02)       --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.58)    (1.53)    (1.58)    (0.68)    (2.60)    (2.31)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $18.84    $21.83    $24.77    $24.92    $21.14    $21.44
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     -11.0%     -5.6%     +5.7%    +21.3%    +11.8%    +19.3%
  Net Assets, End of Period (In Millions)                         $  300    $  347    $  372    $  344    $  288    $  277
  Ratio of Expenses to Average Net Assets Without Waivers,
   Absorptions, Fees Paid Indirectly by Advisor and Earnings
     Credits                                                         1.2%      1.1%*     1.1%      1.1%      1.0%      1.1%
  Ratio of Expenses to Average Net Assets                            1.2%      1.1%*     1.1%      1.1%      1.0%      1.1%
  Ratio of Net Investment Income to Average Net Assets               2.9%      3.3%*     3.2%      3.0%      2.5%      3.2%
  Portfolio Turnover Rate                                          234.1%     45.1%    150.9%     64.7%    185.9%    276.5

STRONG BALANCED STOCK FUND
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                 ----------------------------------------------------------
                                                                 Dec. 31          Dec. 31,  Sept. 30,  Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/                                       2001           2000/(c)/    2000      1999     1998/(d)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.91           $10.69     $10.27    $ 9.14     $10.00
Income From Investment Operations:
  Net Investment Income                                             0.08             0.03       0.13      0.15       0.10
  Net Realized and Unrealized Gains (Losses) on Investments        (0.00)/(e)(f)/    0.25       0.72      1.22      (0.86)
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.08             0.28       0.85      1.37

Less Distributions:
  From Net Investment Income                                       (0.07)           (0.06)     (0.10)    (0.15)     (0.10)
  From Net Realized Gains                                             --               --      (0.33)    (0.09)        --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.07)           (0.06)     (0.43)    (0.24)     (0.10)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.92           $10.91     $10.69    $10.27     $ 9.14
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +0.8%            +2.6%      +8.6%    +15.1%      -7.7%
  Net Assets, End of Period (In Millions)                         $    8           $    4     $    4    $    6     $    8
  Ratio of Expenses to Average Net Assets Without Waivers,
   Absorptions, Fees Paid Indirectly by Advisor and
     Earnings Credits                                                3.3%             2.0%*      2.0%      2.0%       2.0%*
  Ratio of Expenses to Average Net Assets                            2.0%             2.0%*      2.0%      2.0%       2.0%*
  Ratio of Net Investment Income to Average Net Assets               0.8%             1.1%*      1.1%      1.3%       1.5%*
  Portfolio Turnover Rate                                          161.8%             2.1%      35.7%     87.9%      45.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December.
(c) In 2000, the Fund changed its fiscal year-end from September to December.
(d) For the period December 31, 1997 (inception) to September 30, 1998.
(e) Amount calculated is less than $0.005.
(f) Net realized and unrealized loss per share represents net realized and unrealized loss divided by the average shares outstanding throughout the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG DIVIDEND INCOME FUND
--------------------------------------------------------------------------------

                                                                               Year Ended
                                                  ---------------------------------------------------------------------------
                                                  Dec. 31,    Dec. 31,        Oct. 31,    Oct. 31,    Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                        2001      2000/(b)/         2000        1999        1998           1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  17.49    $   17.31       $  17.18    $  16.31    $  13.97       $  12.64
Income From Investment Operations:
   Net Investment Income                              0.35         0.07           0.37        0.37        0.35           0.40
   Net Realized and Unrealized Gains (Losses)
     on Investments                                  (2.30)        1.01           1.88        1.52        3.12           1.98
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  (1.95)        1.08           2.25        1.89        3.47           2.38
Less Distributions:
   From Net Investment Income                        (0.35)       (0.08)         (0.36)      (0.41)      (0.37)         (0.38)
   From Net Realized Gains                              --        (0.82)         (1.76)      (0.61)      (0.76)         (0.67)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                               (0.35)       (0.90)         (2.12)      (1.02)      (1.13)         (1.05)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  15.19    $   17.49       $  17.31    $  17.18    $  16.31       $  13.97
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                      -11.2%        +6.6%         +15.4%      +11.8%      +25.7%         +19.7%
   Net Assets, End of Period (In Millions)        $    234    $     298       $    260    $    245    $    214       $    135
   Ratio of Expenses to Average Net Assets
     without Fees Paid
     Indirectly by Advisor and Earnings Credits        1.1%         1.0%*          1.0%        1.0%        1.0%           1.1%
   Ratio of Expenses to Average Net Assets             1.1%         1.0%*          1.0%        1.0%        1.0%           1.1%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets                                2.1%         2.5%*          2.3%        2.2%        2.4%           3.0%
   Portfolio Turnover Rate                            76.9%         7.0%         106.8%       74.9%       69.0%          61.9%


STRONG ENERGY FUND
--------------------------------------------------------------------------------

                                                                               Year Ended
                                                  ---------------------------------------------------------------------------
                                                  Dec. 31,    Dec. 31,        Oct. 31,    Oct. 31,    Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                        2001      2000/(b)/         2000        1999        1998         1997/c/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  12.48    $   10.98       $   8.62    $   7.79    $   9.51       $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      (0.03)        0.00/(d)/     (0.02)      (0.02)      (0.04)            --
   Net Realized and Unrealized Gains (Losses)
     on Investments                                  (1.63)        1.50           2.38        0.86       (1.68)         (0.49)
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  (1.66)        1.50           2.36        0.84       (1.72)         (0.49)
Less Distributions:
   From Net Investment Income                           --           --             --          --        0.00/(d)/        --
   In Excess of Net Investment Income                   --           --             --       (0.01)         --             --
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                  --           --             --       (0.01)       0.00/(d)/        --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  10.82    $   12.48       $  10.98    $   8.62    $   7.79       $   9.51
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                      -13.3%       +13.7%         +27.4%      +10.8%      -18.0%          -4.9%
   Net Assets, End of Period (In Millions)        $     17    $      15       $     11    $      6    $      5       $      5
   Ratio of Expenses to Average Net Assets
     without Waivers, Absorptions and Earnings
     Credits                                           1.8%         1.8%*          1.9%        2.0%        2.0%           2.0%*
   Ratio of Expenses to Average Net Assets             1.8%         1.8%*          1.8%        2.0%        2.0%           2.0%*
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                            (0.2%)        0.2%*         (0.3%)      (0.3%)      (0.4%)          0.0/(d)/*
   Portfolio Turnover Rate                            52.3%         9.3%          51.4%       55.4%       61.2%           1.2%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December.
(c) For the period September 30, 1997 (inception) to October 31, 1997.
(d) Amount calculated is less than $0.005 or 0.05%.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                            Period Ended
                                                              ---------------------------------------------------------------------
                                                              Dec. 31,   Sept. 30,    Sept. 30,      Sept. 30,  Sept. 30,  Sept. 30,
Selected Per-Share Data/(a)/                                  2001/(b)/  2001/(c)/       2000           1999      1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $45.71    $51.89       $46.10           $49.85   $ 67.29      $47.28
Income From Investment Operations:
   Net Investment Income (Loss)                                 (0.05)     0.02        (0.00)/(d)(e)/    0.44      0.40        0.39
   Net Realized and Unrealized Gains (Losses) on Investments     6.96     (6.20)        6.29            (3.83)   (15.81)      21.48
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              6.91     (6.18)        6.29            (3.39)   (15.41)      21.87

Less Distributions:
   From Net Investment Income                                   (0.02)       --        (0.50)           (0.36)    (0.59)      (0.43)
   From Net Realized Gains                                         --        --           --               --     (1.44)      (1.43)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (0.02)       --        (0.50)           (0.36)    (2.03)      (1.86)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $52.60    $45.71       $51.89           $46.10   $ 49.85      $67.29
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 +15.1%-    11.9%       +13.7%            -6.9%    -23.5%      +47.5%
   Net Assets, End of Period (In Millions)                     $  353    $  308       $  402           $  659   $ 1,428      $1,318
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions, Fees Paid Indirectly by Advisor                 1.5%*     1.6%         1.5%             1.4%      1.2%        1.2%
     and Earnings Credits
   Ratio of Expenses to Average Net Assets                        1.5%*     1.6%         1.5%             1.4%      1.2%        1.2%
   Ratio of Net Investment Income (Loss) to Average              (0.1%)*  (0.00)/(d)/  (0.00)/(d)/        0.6%      0.7%        0.8%
   Net Assets
   Portfolio Turnover Rate                                       18.1%     58.1%        52.2%            67.1%     39.0%       22.5%

STRONG BLUE CHIP FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                              --------------------------------------------------------------------
                                                              Dec. 31,    Dec. 31,    Oct. 31,    Oct. 31,     Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                    2001     2000/(f)/      2000        1999         1998    1997/(g)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $ 16.56     $20.99       $18.10      $13.24       $10.39      $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                 (0.06)     (0.01)       (0.09)      (0.04)        0.10        0.01
   Net Realized and Unrealized Gains (Losses) on Investments    (4.14)     (3.42)        2.98        4.90         2.86        0.38
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (4.20)     (3.43)        2.89        4.86         2.96        0.39

Less Distributions:
   From Net Investment Income                                      --          --          --       (0.00)/(d)/  (0.11)         --
   From Net Realized Gains                                         --      (1.00)          --          --           --          --
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             --      (1.00)          --       (0.00)/(d)/  (0.11)         --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $ 12.36     $16.56       $20.99      $18.10       $13.24      $10.39
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 -25.4%     -16.4%       +16.0%      +36.7%       +28.6%       +3.9%
   Net Assets, End of Period (In Millions)                    $   339     $  499       $  616      $  485       $   90      $    5
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions and Earnings Credits                             1.4%       1.1%*        1.1%        1.2%         1.3%        2.0%*
   Ratio of Expenses to Average Net Assets                        1.4%       1.1%*        1.1%        1.2%         0.6%        1.0%*
   Ratio of Net Investment Income (Loss) to                      (0.4%)     (0.2%)*      (0.5%)      (0.3%)        0.7%        0.6%*
   Average Net Assets
   Portfolio Turnover Rate                                      203.9%      21.2%        67.9%       75.4%        46.5%       21.5%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) In 2001, the Fund changed its fiscal year-end from September to December.
 (c) Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schaefer Capital Management, LLC.
 (d) Amount calculated is less than $0.005 or 0.05%.
 (e) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 (f) In 2000, the Fund changed its fiscal year-end from October to December.
 (g) For the period from June 30, 1997 (inception) to October 31, 1997.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                               ---------------------------------------------------------------------
                                                                 Dec. 31,    Dec. 31,       Oct. 31,  Oct. 31,    Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                      2001       2000/(b)/        2000      1999        1998      1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $    25.37   $  28.34        $25.26    $ 18.73      $16.35   $12.38
Income From Investment Operations:
   Net Investment Income (Loss)                                     (0.02)     (0.00)/(c)/   (0.09)     (0.03)       0.03     0.07
   Net Realized and Unrealized Gains (Losses) on Investments        (5.07)     (2.65)         3.19       6.56        3.07     3.99
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (5.09)     (2.65)         3.10       6.53        3.10     4.06

Less Distributions:
   From Net Investment Income                                          --         --            --      (0.00)/(c)/ (0.03)   (0.07)
   From Net Realized Gains                                             --      (0.32)        (0.02)        --       (0.62)   (0.02)
   In Excess of Realized Gains                                         --         --            --         --       (0.07)      --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                 --      (0.32)        (0.02)     (0.00)/(c)/ (0.72)   (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $    20.28   $  25.37        $28.34    $ 25.26      $18.73   $16.35
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                     -20.1%      -9.3%        +12.3%     +34.9%      +19.7%   +32.9%
   Net Assets, End of Period (In Millions)                     $      886   $  1,109        $1,228    $   861      $  399   $  227
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions, Fees Paid Indirectly by Advisor and
     Earnings Credits                                                 1.3%       1.1%*         1.1%       1.1%        1.1%     1.2%
   Ratio of Expenses to Average Net Assets                            1.3%       1.1%*         1.1%       1.1%        1.1%     1.2%
   Ratio of Net Investment Income (Loss) to Average                  (0.1%)     (0.0%)/(c)/*  (0.4%)     (0.1%)       0.1%     0.5%
   Net Assets
   Portfolio Turnover Rate/(e)/                                     171.9%      23.3%        122.0%      52.3%      107.5%   237.8%


STRONG GROWTH AND INCOME FUND-- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                Year Ended
                                                               -------------------------------------------
                                                                     Dec.31,   Dec. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                          2001     2000/(b)/      2000/(d)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 25.46    $ 28.41        $ 29.15
Income From Investment Operations:
   Net Investment Income (Loss)                                        0.08      (0.00)/(c)/     0.01
   Net Realized and Unrealized Losses on Investments                  (5.05)     (2.63)         (0.75)
----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (4.97)     (2.63)         (0.74)

Less Distributions:
   From Net Realized Gains                                               --      (0.32)            --
----------------------------------------------------------------------------------------------------------
   Total Distributions                                                   --      (0.32)            --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 20.49    $ 25.46        $ 28.41
==========================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------
   Total Return                                                       -19.5%      -9.2%          -2.5%
   Net Assets, End of Period (In Millions)                          $    47    $    31        $     1
   Ratio of Expenses to Average Net Assets without Earnings Credits     0.6%       0.6%*          0.6%*
   Ratio of Expenses to Average Net Assets                              0.6%       0.6%*          0.6%*
   Ratio of Net Investment Income (Loss) to Average Net Assets          0.6%       0.1%*          0.1%*
   Portfolio Turnover Rate/(e)/                                       171.9%      23.3%         122.0%


  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) In 2000, the Fund changed its fiscal year-end from October to December.
 (c) Amount calculated is less than $0.005 or 0.05%.
 (d) For the period from March 1, 2000 (commencement of class) to October 31, 2000.
 (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                          -------------------------------------------
                                                                               Dec. 31,   Dec. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                                     2001     2000/(b)/      2000/(c)/
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $25.32     $ 28.29        $ 29.15
Income From Investment Operations:
   Net Investment Loss                                                          (0.04)      (0.00)/(d)/    (0.05)
   Net Realized and Unrealized Losses on Investments                            (5.08)      (2.65)         (0.81)
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             (5.12)      (2.65)         (0.86)
Less Distributions:
   From Net Realized Gains                                                         --       (0.32)            --
---------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                             --       (0.32)            --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $20.20     $ 25.32        $ 28.29
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
   Total Return                                                                 -20.2%      -9.4%           -3.0%
   Net Assets, End of Period (In Millions)                                     $   14     $    5         $     0/(f)/
   Ratio of Expenses to Average Net Assets without Earnings Credits               1.5%       1.3%*           1.3%*
   Ratio of Expenses to Average Net Assets                                        1.5%       1.3%*           1.3%*
   Ratio of Net Investment Loss to Average Net Assets                            (0.3%)     (0.2%)*         (0.7%)*
   Portfolio Turnover Rate(e)                                                   171.9%       23.3%         122.0%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) In 2000, the Fund changed its fiscal year-end from October to December.
 (c) For the period from March 1, 2000 (commencement of class) to October 31, 2000.
(d)  Amount calculated is less than $0.005.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Amount is less than $500,000.


                       See Notes to Financial Statements.



REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Growth and Income Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Balanced Fund (a series of Strong Balanced Fund, Inc.), Strong Multi Cap Value Fund (a series of Strong Equity Funds II, Inc.), Strong Dividend Income Fund (formerly Strong American Utilities Fund), Strong Growth and Income Fund, Strong Blue Chip Fund (formerly Strong Blue Chip 100 Fund) and Strong Energy Fund (formerly Strong Limited Resources Fund) (four of the series constituting Strong Conservative Equity Funds, Inc.) and Strong Balanced Stock Fund (formerly Strong Schafer Balanced Fund) (a series of Strong Balanced Stock Fund, Inc.) (all seven collectively constituting Strong Growth and Income Funds, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.

     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

Directors

     Richard S. Strong
     Willie D. Davis
     Stanley Kritzik
     Neal Malicky
     Marvin E. Nevins
     William F. Vogt

Officers

     Richard S. Strong, Chairman of the Board
     Dennis A. Wallestad, Vice President
     Thomas M. Zoeller, Vice President
     Richard W. Smirl, Secretary
     Susan A. Hollister, Vice President and Assistant Secretary
     Gilbert L. Southwell, III, Assistant Secretary
     John W. Widmer, Treasurer
     Rhonda K. Haight, Assistant Treasurer

Investment Advisor

     Strong Capital Management, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

     Strong Investments, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

     State Street Bank and Trust Company
     801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

     Strong Investor Services, Inc.
     P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

     Godfrey & Kahn, S.C.
     780 North Water Street, Milwaukee, Wisconsin 53202

     This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19940-1201

     Strong Investments

     P.O. Box 2936   |   Milwaukee, WI 53201
     www.Strong.com

     To order a free prospectus kit, call 1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863

     If you are a Financial Professional, call 1-800-368-1683


     Visit our web site at
     www.Strong.com


[STRONG LOGO HERE] STRONG